File No. 333-119865
                                                              File No. 811-21113
--------------------------------------------------------------------------------

                          U.S. SECURITIES AND EXCHANGE
                        COMMISSION Washington, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933 /X/
                         POST-EFFECTIVE AMENDMENT NO. 9
                         ------------------------------

                                       and

                          REGISTRATION STATEMENT UNDER
                       INVESTMENT COMPANY ACT OF 1940 /X/
                                AMENDMENT NO. 17
                                ----------------

                      TOUCHSTONE INSTITUTIONAL FUNDS TRUST

               (Exact Name of Registrant as Specified in Charter)

                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202

               (Address of Principal Executive Offices, Zip Code)

                                JILL T. MCGRUDER
                      TOUCHSTONE INSTITUTIONAL FUNDS TRUST
                            303 BROADWAY, SUITE 1100
                             CINCINNATI, OHIO 45202

                                   Copies to:

                               John M. Ford, Esq.
                               Pepper Hamilton LLP
                              3000 Two Logan Square
                             Philadelphia, PA 19103

       Title of Securities Being Registered...Units of Beneficial Interest

--------------------------------------------------------------------------------
It is proposed that this filing become effective (check appropriate box):
|_| immediately upon filing pursuant to paragraph (b) of Rule 485
|X| on April 30, 2009, pursuant to paragraph (b) of Rule 485
|_| 60 days after filing pursuant to paragraph (a) of Rule 485
|_| on ________________, pursuant to paragraph (a) of Rule 485
|_| 75 days after filing pursuant to paragraph (a)(2) of Rule 485
--------------------------------------------------------------------------------

                                                                     May 1, 2009


Prospectus

TOUCHSTONE INSTITUTIONAL FUNDS TRUST

Touchstone Sands Capital Institutional Growth Fund

Touchstone JSAM Institutional Large Cap Value Fund

Touchstone JSAM Institutional Value Fund

Touchstone Mazama Institutional Growth Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus                                                           May 1, 2009

Touchstone Investments                                      Institutional Shares

                                                                          Symbol

Touchstone Sands Capital Institutional Growth Fund                         CISGX

Touchstone JSAM Institutional Large Cap Value Fund                         CIJLX

Touchstone JSAM Institutional Value Fund                                   CIJVX

Touchstone Mazama Institutional Growth Fund                                TMIGX


Each Fund is a series of Touchstone Institutional Funds Trust (the "Trust"), a group of institutional equity mutual funds. The Trust is part of the Touchstone(R) Funds that also includes Touchstone Funds Group Trust, a group of equity and bond mutual funds, Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Touchstone Variable Series Trust, a group of variable series funds and Touchstone Strategic Trust, a group of equity mutual funds. Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone Investments at 1.800.543.0407.


The Funds are managed by Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor"). Touchstone Advisors selects a sub-advisor (each a "Sub-Advisor," collectively the "Sub-Advisors") to manage each Fund's investments on a daily basis.

TABLE OF CONTENTS

                                                                            Page

Sands Capital Institutional Growth Fund
JSAM Institutional Large Cap Value Fund
JSAM Institutional Value Fund
Mazama Institutional Growth Fund
Investment Strategies and Risks
The Funds' Management
Investing with Touchstone
Distributions and Taxes
Financial Highlights

THE FUND'S INVESTMENT GOAL

The Touchstone Sands Capital Institutional Growth Fund seeks long-term capital appreciation.

ITS PRINCIPAL INVESTMENT STRATEGIES


The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies with above-average potential for revenue and earnings growth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund emphasizes investments in large capitalization growth companies. For purposes of this Fund, large capitalization companies are defined as companies with market capitalizations found within the Russell 1000 Index (between $1.4 billion and $469 billion at the time of its most recent reconstitution on May 30, 2008) at the time of purchase. The Fund will typically own between 25 and 30 stocks.


The Fund's sub-advisor, Sands Capital Management, LLC ("Sands Capital"), seeks companies with above average potential for growth in revenue and earnings, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a leadership position or proprietary niche that appears to be sustainable, that demonstrate a clear mission in an understandable business, that exhibit financial strength and that are valued reasonably in relation to comparable companies in the market. Sands Capital generally considers selling a security when the prospects for future growth do not look promising.

THE KEY RISKS


The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or long periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which has the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may change drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund is subject to the risk that its primary market segment, investments in larger, growing companies, may underperform other market segments or the equity markets as a whole. Moreover, the sub-advisor's approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek long-term capital appreciation but use different approaches to select stocks.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns.

The performance of large capitalization companies may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities. The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, these stocks may be more volatile than those of larger companies.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in the securities of a limited number of issuers than other mutual funds. As a non-diversified fund, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal and you could lose money on your investment in the Fund. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's shares during each full calendar year of operations. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Sands Capital Institutional Growth Fund Total Return


      2006           2007           2008


     -5.85%         18.74%        -48.45%

                                           Best Quarter
                                           3rd Quarter 2007                9.35%


                                           Worst Quarter
                                           4th Quarter 2008              -30.53%


This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2008, to those of the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2008

                                                                               Since Inception
                                                                    1 Year       (1-21-2005)
                                                                  ----------   ---------------
SANDS CAPITAL INSTITUTIONAL GROWTH FUND
Return Before Taxes                                                 -48.45%         -9.34%
Return After Taxes on Distributions                                 -48.79%         -9.49%
Return After Taxes on Distributions and Sale of Fund Shares(1)      -31.06%         -7.75%
Russell 1000 Growth Index(2)                                        -38.44%         -4.94%

(1) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(2) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an Index.


What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

            SHAREHOLDER FEES
(fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)       None(1)


      ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees(2)                                                         0.78%
Distribution (12b-1) Fees                                                  None
Other Expenses                                                             0.02%
Total Annual Fund Operating Expenses                                       0.80%
Less Fee Waiver and/or Expense Reimbursement(3)                            0.00%
Net Expenses                                                               0.80%


(1) A fee may be imposed for wire transfers of redemption proceeds.


(2) The Fund pays a unified fee of 0.78% of assets under management to Touchstone Advisors for certain Fund expenses, including management and administration. The unified fee does not include the costs of any interest, taxes, dues, fees, or similar costs, brokerage or other transaction costs, costs associated with providing prospectuses and periodic reports to current shareholders or certain extraordinary expenses. 3 Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, and other extraordinary expenses not incurred in the ordinary course of Touchstone's business). This expense limitation will remain in effect until at least April 30, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, "Net Expenses" will not exceed 0.80%.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                         $82
3 Years                       $255
5 Years                       $444
10 Years                      $990

--------------------------------------------------------------------------------
The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

THE FUND'S INVESTMENT GOAL

The Touchstone JSAM Institutional Large Cap Value Fund seeks long-term growth of capital and income.

ITS PRINCIPAL INVESTMENT STRATEGIES


The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. and foreign companies with large market capitalizations that the sub-advisor, JS Asset Management, LLC ("JSAM"), believes have below-average valuations in light of their improving business fundamentals. For purposes of this Fund, large capitalization companies are defined as companies with market capitalizations in excess of the median market capitalization of companies in the Russell 1000 Value Index ($5.4 billion at the time of its most recent reconstitution on May 30, 2008). The Fund generally will own between 30 and 50 stocks.


The Fund may invest in foreign equity securities principally traded on non-U.S. exchanges as well as those traded in the U.S. in the form of American Depositary Receipts ("ADRs"). JSAM may use futures and options contracts for hedging purposes. The Fund's investments may include companies in the technology sector. Any income generated by the Fund will come from dividend-paying common stocks.

JSAM employs a "value" approach to stock selection, looking for stocks of companies with below-average valuations whose business fundamentals are expected to improve. In determining a company's valuation, JSAM considers factors such as price-to-cash flow, price-to-earnings and price-to-book ratios. JSAM seeks to identify the key drivers of a company's fundamental results and catalysts for change that may point to improving fundamentals in the future, such as new management or new or improved products. JSAM generally sells a security when it reaches a target price, or when it concludes that a company's business fundamentals are weakening.

The Fund's objective and principal strategies are fundamental and may not be changed without shareholder approval.

THE KEY RISKS


The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or long periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may change drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Issuers of foreign securities are usually not subject to the same degree of reporting, accounting and auditing regulation as U.S. issuers. Also, economic, political and diplomatic developments can adversely affect the Fund's investments in a foreign country, as can conditions in the securities markets where foreign stocks are principally traded.

Foreign receipts, which include ADRs, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. The Fund may invest in both sponsored and unsponsored ADRs.

Initial Public Offering ("IPO") risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk (i.e., the potential that the Fund may be unable to dispose of the IPO shares promptly or at a reasonable price). When a Fund's asset base is small, a significant portion of its performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of investments in IPOs on the Fund's performance probably will decline, which could reduce performance.

Futures contracts and options may be used to hedge against adverse changes in the market value of securities held by or to be bought for the Fund, or to lock in unrealized appreciation. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option gives the purchaser the right, in exchange for a premium, to assume a position in a security or futures contract at a specified exercise price during the term of the option. Even a small investment in derivative instruments can have a large impact. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

The Fund is subject to the risk that large capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, JSAM's approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek long-term growth of capital and income but use different approaches to select stocks.

The Fund is subject to the risk that its investments in the technology sector may at times be subject to greater market fluctuation than other sectors.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in the securities of a limited number of issuers than other mutual funds. As a non-diversified fund, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term growth of capital and income. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal and you could lose money on your investment in the Fund. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's shares during each full calendar year of operations. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

JSAM Institutional Large Cap Value Fund Total Return


      2006           2007           2008

     17.32%        -26.37%        -71.46%

                                           Best Quarter
                                           4th Quarter 2006               10.02%

                                           Worst Quarter
                                           4th Quarter 2008              -39.13%

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2008, to those of the Russell 1000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2008

                                                                               Since Inception
                                                                    1 Year       (6-20-2005)
                                                                  ----------   ---------------
TOUCHSTONE JSAM INSTITUTIONAL LARGE CAP VALUE FUND
Return Before Taxes                                                 -71.46%         -32.46%
Return After Taxes on Distributions                                 -71.60%         -33.79%
Return After Taxes on Distributions and Sale of Fund Shares(1)      -46.19%         -24.34%
Russell 1000 Value Index(2)                                         -36.85%          -6.28%



(1) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes", it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(2) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an Index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

            SHAREHOLDER FEES
(fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if applicable)       None(1)


      ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees(2)                                                         0.70%
Distribution (12b-1) Fees                                                  None
Other Expenses                                                             0.19%
Total Annual Fund Operating Expenses                                       0.89%
Less Fee Waiver and/or Expense Reimbursement(3)                            0.16%
Net Expenses                                                               0.73%


(1) A fee may be imposed for wire transfers of redemption proceeds.


(2) The Fund pays a unified fee of 0.70% of assets under management to Touchstone Advisors for certain Fund expenses, including management and administration. The unified fee does not include the costs of any interest, taxes, dues, fees, or similar costs, brokerage or other transaction costs, costs associated with providing prospectuses and periodic reports to current shareholders or certain extraordinary expenses. 3 Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, and other extraordinary expenses not incurred in the ordinary course of Touchstone's business). This expense limitation will remain in effect until at least April 30, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, "Net Expenses" will not exceed 0.73%.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                         $75
3 Years                       $268
5 Years                       $477
10 Years                    $1,081

--------------------------------------------------------------------------------
The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

THE FUND'S INVESTMENT GOAL

The Touchstone JSAM Institutional Value Fund seeks long-term growth of capital and income.

ITS PRINCIPAL INVESTMENT STRATEGIES


The Fund invests, under normal market conditions, in common stocks of U.S. and foreign companies that the sub-advisor, JSAM, believes have below-average valuations in light of their improving business fundamentals. The Fund can invest in companies of any size.

The Fund generally will own between 40 and 60 stocks. The Fund may invest in foreign equity securities principally traded on non-U.S. exchanges as well as those traded in the U.S. in the form of ADRs. JSAM may use futures and options contracts to hedge against adverse changes in the market value of securities held by or to be bought for the Fund, or to lock in unrealized appreciation. Any income generated by the Fund will come from dividend-paying common stocks.


JSAM employs a "value" approach to stock selection, looking to acquire stocks of companies with below-average valuations whose business fundamentals are expected to improve. In determining a company's valuation, JSAM considers factors such as price-to-cash flow, price-to-earnings and price-to-book ratios. JSAM seeks to identify the key drivers of a company's fundamental results and catalysts for change that may point to improving fundamentals in the future, such as new management and new or improved products. JSAM generally sells a security when it reaches a target price, or when it concludes that a company's business fundamentals are weakening.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option gives the purchaser the right, in exchange for a premium, to assume a position in a security or futures contract at a specified exercise price during the term of the option.

The Fund's objective and principal strategies are fundamental and may not be changed without shareholder approval.

THE KEY RISKS


The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or long periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may change drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Issuers of foreign securities are usually not subject to the same degree of reporting, accounting and auditing regulation as U.S. issuers. Also, economic, political and diplomatic developments can adversely affect the Fund's investments in a foreign country, as can conditions in the securities markets where foreign stocks are principally traded.

Foreign receipts, which include ADRs, are securities which evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. The Fund may invest in both sponsored and unsponsored ADRs.

IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk (i.e., the potential that the Fund may be unable to dispose of the IPO shares promptly or at a reasonable price). When a Fund's asset base is small, a significant portion of its performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of investments in IPOs on the Fund's performance probably will decline, which could reduce performance.

The Fund's use of futures and options may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives. In addition, the Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Small and medium sized companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. As a consequence, stocks of these issuers may be more volatile than those of larger companies.

The Fund is subject to the risk that value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, JSAM's approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek long-term growth of capital and income, but use different approaches to select stocks.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in the securities of a limited number of issuers than other mutual funds. As a non-diversified fund, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term growth of capital and income. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal and you could lose money on your investment in the Fund. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks and volatility of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's shares during each full calendar year of operations. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

JSAM Institutional Value Fund Total Return

      2006           2007           2008

     14.35%        -27.81%         -75.05%

                                           Best Quarter
                                           4th Quarter 2006               14.65%

                                           Worst Quarter
                                           4th Quarter 2008              -50.51%

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2008, to those of the Russell Midcap Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2008

                                                                               Since Inception
                                                                    1 Year       (6-17-2005)
                                                                  ----------   ---------------
TOUCHSTONE JSAM INSTITUTIONAL VALUE FUND
Return Before Taxes                                                 -75.05%         -35.17%
Return After Taxes on Distributions                                 -75.18%         -36.08%
Return After Taxes on Distributions and Sale of Fund Shares(1)      -48.50%         -26.08%
Russell Midcap Value Index(2)                                       -38.44%          -6.84%



(1) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes", it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(2) The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with a less than average growth orientation. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an Index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

            SHAREHOLDER FEES
(fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if applicable)       None(1)


      ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees(2)                                                         0.80%
Distribution (12b-1) Fees                                                  None
Other Expenses                                                             0.09%
Total Annual Fund Operating Expenses                                       0.89%
Less Fee Waiver and/or Expense Reimbursement(3)                            0.06%
Net Expenses                                                               0.83%


(1) A fee may be imposed for wire transfers of redemption proceeds.


(2) The Fund pays a unified fee of 0.80% of assets under management to Touchstone Advisors for certain Fund expenses, including management and administration. The unified fee does not include the costs of any interest, taxes, dues, fees, or similar costs, brokerage or other transaction costs, costs associated with providing prospectuses and periodic reports to current shareholders or certain extraordinary expenses.

(3) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, and other extraordinary expenses not incurred in the ordinary course of Touchstone's business). This expense limitation will remain in effect until at least April 30, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, "Net Expenses" will not exceed 0.83%.


EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and that the Fund operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                         $85
3 Years                       $278
5 Years                       $487
10 Years                    $1,091

--------------------------------------------------------------------------------
The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

THE FUND'S INVESTMENT GOAL

The Touchstone Mazama Institutional Growth Fund seeks long-term capital appreciation.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing primarily in common stocks of companies with market capitalizations found within the Russell Midcap Growth Index and that the Fund's Sub-Advisor, Mazama Capital Management, Inc. ("Mazama"), believes possess superior growth characteristics. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. Mazama utilizes a proprietary price performance model to assist it in identifying growth companies it believes are undervalued relative to their management quality and earnings potential. Mazama usually sells a security when it concludes that a company's fundamentals have deteriorated or when a company is no longer an attractive investment according to Mazama's proprietary price performance model.


Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of companies with market capitalizations found within the Russell Midcap Growth Index (between $1.4 billion and $19.1 billion at the time of its most recent reconstitution on May 30, 2008) at the time of purchase. The market capitalization range and composition of the Russell Midcap Growth Index are subject to change.


THE KEY RISKS


The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or long periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may change drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund is subject to the risk that its primary market segment, medium capitalization companies, may be more thinly traded and may have more frequent and larger price changes than securities of larger capitalization companies. Moreover, the Sub-Advisor's approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek long-term growth of capital but use different approaches to select stocks.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns.

IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk (i.e., the potential that the Fund may be unable to dispose of the IPO shares promptly or at a reasonable price). When a Fund's asset base is small, a significant portion of its performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of investments in IPOs on the Fund's performance probably will decline, which could reduce performance.

The medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, these stocks may be more volatile than those of larger companies.

This Fund should only be purchased by investors seeking long-term capital appreciation. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal and you could lose money on your investment in the Fund. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The Fund's performance information is only shown when the Fund has had a full calendar year of operations. Since the Fund began operations in January 2008, there is no performance information included in this Prospectus.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

            SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if applicable)       None(1)

      ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees(2)                                                         0.95%
Distribution (12b-1) Fees                                                  None
Other Expenses                                                             0.04%
Acquired Fund Fees and Expenses (AFFE)(3)                                  0.02%
Total Annual Fund Operating Expenses                                       1.01%
Less Fee Waiver and/or Expense Reimbursement(4)                            0.01%
Net Expenses(5)                                                            1.00%


(1) A fee may be imposed for wire transfers of redemption proceeds.

(2) The Fund pays a unified fee of 0.95% of assets under management to Touchstone Advisors for certain Fund expenses, including management and administration. The unified fee does not include the costs of any interest, taxes, dues, fees, or similar costs, brokerage or other transaction costs, costs associated with providing prospectuses and periodic reports to current shareholders or certain extraordinary expenses.


(3) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. Acquired Fund Fees and Expenses will vary with changes in the expenses of the underlying funds (which may include changes in their fee waiver agreements, if any) as well as the degree to which the Fund invests in underlying funds, and may be higher or lower than the amount shown above.

(4) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, and other extraordinary expenses not incurred in the ordinary course of Touchstone's business). This expense limitation will remain in effect until at least April 30, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, "Net Expenses" will not exceed 0.98%.

(5) The net expenses excluding AFFE are 0.98%.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                        $102
3 Years                       $321
5 Years                       $557
10 Years                    $1,235

--------------------------------------------------------------------------------
The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

CAN A FUND DEPART FROM ITS NORMAL INVESTMENT STRATEGIES?

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in the Trust's Statement of Additional Information ("SAI").

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's goals. A Fund will do so only if Touchstone Advisors or the Fund's sub-advisor believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains.

PORTFOLIO COMPOSITION

Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?


MANAGER OF MANAGERS RISK (ALL FUNDS). The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

CHANGE IN MARKET CAPITALIZATION (SANDS CAPITAL INSTITUTIONAL GROWTH FUND, JSAM INSTITUTIONAL LARGE CAP VALUE FUND AND MAZAMA INSTITUTIONAL GROWTH FUND). A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market fluctuation, the Fund may continue to hold the security if, in the sub-advisor's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies. However, this change could affect the Fund's flexibility in making new investments.


PORTFOLIO TURNOVER (ALL FUNDS). Each Fund may sell its securities, regardless of the length of time that they have been held, if Touchstone Advisors and/or the sub-advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell securities due to economic, market, or other factors that are not within Touchstone Advisor's or the sub-advisor's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

WHAT ARE SOME OF THE OTHER RISKS OF INVESTING IN THE FUNDS?

LENDING OF PORTFOLIO SECURITIES (ALL FUNDS). The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.


MARKET DISRUPTION RISK (ALL FUNDS). The United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Funds' ability to achieve their investment goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and Sub-Advisors will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds' investment goals, but there can be no assurance that it will be successful in doing so.

WHERE CAN I FIND INFORMATION ABOUT THE FUNDS' PORTFOLIO HOLDINGS DISCLOSURE POLICIES?

A description of the Funds' policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds' website at www.touchstoneinvestments.com.

INVESTMENT ADVISOR

Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor") 303 Broadway, Suite 1100, Cincinnati, OH 45202


Touchstone Advisors has been a registered investment advisor since 1994. As of March 31, 2009, Touchstone Advisors had approximately $4.8 billion in assets under management. As the Funds' advisor, Touchstone Advisors administers the Funds' investment programs and ensures compliance with the Funds' investment policies and guidelines in exchange for a unified management fee equal to a percentage of the average daily net assets of each Fund. During the fiscal year ended December 31, 2008, the Funds paid the following management fees (net of management fees waived by Touchstone Advisors, if any):


NAME OF FUND                                                     ANNUAL FEE RATE
--------------------------------------------------------------------------------
Sands Capital Institutional Growth Fund                                    0.78%
JSAM Institutional Large Cap Value Fund                                    0.70%
JSAM Institutional Value Fund                                              0.80%
Mazama Institutional Growth Fund                                           0.95%
--------------------------------------------------------------------------------

Under the unified fee arrangement, Touchstone Advisors is responsible for compensating any third party engaged by Touchstone Advisors to provide services under its supervision, including sub-advisors, sub-administrators, transfer and dividend disbursing agents, and custodians. Touchstone Advisors is also responsible for fees of the independent Trustees, the independent registered public accounting firm and legal counsel. The unified fee arrangement does not include the costs of any interest, taxes, dues, fees and other charges of governments and their agencies including the costs of qualifying shares for sale in any jurisdiction, or brokerage or other transaction costs. In addition, the unified fee does not include legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Funds, its officers or Trustees are a party or incurred in anticipation of becoming a party.

Touchstone Advisors is responsible for selecting each Fund's sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

o     Level of knowledge and skill

o     Performance as compared to its peers or benchmark

o     Consistency of performance over 5 years or more

o     Level of compliance with investment rules and strategies

o     Employees facilities and financial strength

o     Quality of service

Touchstone Advisors will also continually monitor each sub-advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor's contract should be renewed, modified or terminated.


CONTRACTUAL FEE WAIVER AGREEMENT

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep the Funds' total operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, and other extraordinary expenses not incurred in the ordinary course of Touchstone's business) from exceeding the levels set forth below. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. These fee waivers and expense reimbursements will remain in effect until April 30, 2010.

Fund                                                           Contractual Limit
--------------------------------------------------------------------------------
Sands Capital Institutional Growth Fund                                    0.80%
JSAM Institutional Large Cap Value Fund                                    0.73%
JSAM Institutional Value Fund                                              0.83%
Mazama Institutional Growth Fund                                           0.98%
--------------------------------------------------------------------------------


SUB-ADVISORS


JS ASSET MANAGEMENT, LLC ("JSAM") located at One Tower Bridge, 100 Front Street, West Conshohocken, PA 19428, is registered under the Investment Advisers Act of 1940, as amended, and serves as the sub-advisor to the JSAM Institutional Large Cap Value Fund and the JSAM Institutional Value Fund. As sub-advisor, JSAM makes investment decisions for these Funds and also ensures compliance with each Fund's investment policies and guidelines. As of March 31, 2009, JSAM had approximately $146.3 million in assets under management.

MAZAMA CAPITAL MANAGEMENT, INC. ("Mazama"), located at One Southwest Columbia Street, Suite 1500, Portland, OR 97258, is registered under the Investment Advisers Act of 1940, as amended, and serves as sub-advisor to the Mazama Institutional Growth Fund. Mazama is the successor firm to Mazama Capital Management, LLC, which was organized in 1997 in connection with the acquisition by such firm of substantially all of the assets of Black & Company Asset Management, Inc., an investment advisory firm founded in 1993. Mazama serves as investment advisor to certain pension and profit sharing plans, trusts, charitable organizations and other institutional investors. As sub-advisor, Mazama makes investment decisions for this Fund and also ensures compliance with the Fund's investment policies and guidelines. As of March 31, 2009, Mazama had approximately $1 billion in assets under management.

PRIOR PERFORMANCE OF MAZAMA'S SUBSTANTIALLY SIMILAR PRIVATE ACCOUNT


Mazama has prior experience in managing a private account utilizing its growth style. Mazama began managing one account using this investment style on January 1, 2004. This private account and the Mazama Institutional Growth Fund have substantially similar investment objectives, policies and strategies. This is designed to demonstrate the historical track record of Mazama. Performance may vary because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the managed account is not subject to certain investment limitations or other restrictions imposed by the Investment Company Act of 1940, as amended, (the "1940 Act") and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance results of the managed account. The results for different periods may vary.

The performance is shown both gross and net of the expenses of 0.98%, which are the expenses for the first year of the operation of the Mazama Institutional Growth Fund. This method of calculating performance of the managed account differs from the SEC's standardized methodology to calculate performance and results in a total return different from that derived from the standardized methodology. This information does not indicate how the Mazama Institutional Growth Fund will perform in the future.

------------------------------------------------------------------------------------------------------------------------------------
                                        2008          2007          2006           2005          2004       1 Year(1)      5 Year(1)
------------------------------------------------------------------------------------------------------------------------------------
Mazama's Substantially Similar
Style Account (including expenses)    -51.60%        7.31%         19.97%         21.70%        12.00%       -51.60%        -2.93%
------------------------------------------------------------------------------------------------------------------------------------
Mazama's Substantially Similar
Style Account (excluding expenses)    -50.08%        8.29%         20.95%         22.68%        12.98%       -50.08%        -1.95%
------------------------------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index(2)        -44.32%        11.43%        10.66%         12.10%        15.48%       -44.32%        -2.33%
------------------------------------------------------------------------------------------------------------------------------------

      (1)   Returns shown for periods ended December 31, 2008.

      (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

SANDS CAPITAL MANAGEMENT, LLC ("Sands Capital") located at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209, is registered under the Investment Advisers Act of 1940, as amended, and serves as the sub-advisor to the Sands Capital Institutional Growth Fund. As sub-advisor, Sands Capital makes investment decisions for this Fund and also ensures compliance with the Fund's investment policies and guidelines. As of March 31, 2009, Sands Capital had approximately $9.2 billion in assets under management.

RELATED PERFORMANCE INFORMATION FOR SIMILAR ACCOUNTS MANAGED BY SANDS CAPITAL

Sands Capital has substantial experience in managing investment companies and other accounts with substantially similar investment objectives, policies, and principal investment strategies as the Sands Capital Institutional Growth Fund.


The tables below are designed to show you how composites of all similar growth equity accounts managed by Sands Capital performed over various periods in the past. The accounts comprising the Sands Institutional Equity Composite (the "Sands Composite") have investment objectives, policies and principal strategies that are substantially similar to those of the Fund. The performance information is calculated in accordance with CFA Institute (formerly, AIMR) standards.

The table below shows the returns for the Sands Composite compared with the Russell 1000 Growth Index for the periods ending December 31, 2008. The returns of the Sands Composite reflect deductions of account fees and expenses (including advisory fees), and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Growth Index assume all dividends and distributions have been reinvested.


This information is designed to demonstrate the historical track record of Sands Capital. It does not indicate how the Sands Capital Institutional Growth Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.


The Sands Composite includes accounts managed by Sands Capital that pay lower expenses than those paid by shareholders of the Sands Capital Institutional Growth Fund. Higher expenses reduce returns to investors. Accounts contained in the composite also may not be subject to the diversification rules, tax restrictions and investment limits under the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Sands Capital.

Average Annual Returns as of December 31, 2008
--------------------------------------------------------------------------------
                                                     Sands          Russell 1000
                                                   Composite        Growth Index
--------------------------------------------------------------------------------
1 Year                                              -48.67%           -38.44%
3 Years                                             -16.78%            -9.13%
5 Years                                              -5.14%            -3.43%
10 Years                                             -2.55%            -4.28%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Returns - 1992 to 2008 as of December 31, 2008
--------------------------------------------------------------------------------

                                                                      Russell
                                                     Sands           1000 Growth
                                                   Composite            Index

2008                                                -48.67%           -38.44%
2007                                                 19.15%            11.81%
2006                                                 -5.68%             9.07%
2005                                                 10.53%             5.26%
2004                                                 20.53%             6.30%
2003                                                 36.26%            29.75%
2002                                                 27.24%           -27.88%
2001                                                 15.79%           -20.42%
2000                                                 18.38%           -22.42%
1999                                                 47.57%            33.16%
1998                                                 54.11%            38.71%
1997                                                 30.22%            30.49%
1996                                                 38.12%            23.12%
1995                                                 42.31%            37.19%
1994                                                  3.21%             2.66%
1993                                                 -0.35%             2.90%
1992                                                  5.76%             5.00%

A discussion of the basis for the Board of Trustees' approval of the Funds' management and sub-advisory agreements is in the Trust's December 31, 2008 Annual Report.

SUB-ADVISORY FEES

Touchstone Advisors pays sub-advisory fees to each Sub-Advisor from its advisory fee. The fees that each sub-advisor receives are included in the advisory fee.

PORTFOLIO MANAGERS

The Sands Capital Institutional Growth Fund is managed by the team of Frank M. Sands, Jr. and David E. Levanson. Frank M. Sands, Jr., CFA, Chief Investment Officer and Chief Executive Officer, joined Sands Capital in June 2000. He has investment experience dating back to 1994. David E. Levanson, CFA, Senior Research Analyst, Senior Portfolio Manager and Director of U.S. Mutual Funds, rejoined Sands Capital in June 2002. He has investment experience dating back to 1990.


The JSAM Institutional Large Cap Value Fund and the JSAM Institutional Value Fund are managed by John Schneider. John Schneider founded JSAM in March 2005 and serves as its President and Chief Investment Officer. From 1999 to 2005, he was a Portfolio Manager with PIMCO Equity Advisors, where he managed two mutual funds with over $10 billion in assets. He has over 20 years of investment experience.

The Mazama Institutional Growth Fund is managed by an investment team consisting of three Portfolio Managers, four Sector Portfolio Managers and four Research Analysts, each of whom conducts research and plays an active role in portfolio decision making for this Fund. The Portfolio Managers oversee investment decision making across all industry groups and sectors, while each Sector Portfolio Manager is responsible for one or more of the five primary sectors in the portfolio (Technology, Financial Services, Consumer Discretionary, Healthcare and Producer Durables). The additional Research Analysts support the primary Portfolio Managers and Sector Portfolio Managers in identifying investments for this Fund. Each member of the Investment Team utilizes the firm's proprietary Price Performance Model ("PPM") to evaluate investments as part of the day-to-day management of this Fund. The following are the portfolio managers with the primary responsibility for the management of this Fund.

Ronald A. Sauer, CEO, Chief Investment Officer and Senior Portfolio Manager, is the founder of Mazama and has been its Chief Executive Officer and Senior Portfolio Manager since the founding of the firm in 1997. Prior to founding the firm, he was the President and Director of Research for Black and Company, Inc., which he joined in 1983. Mr. Sauer has overall responsibility for the management of the investment team, oversees the portfolio construction process, conducts research and participates in the security selection process for this Fund.

Gretchen Novak, CFA, Portfolio Manager and Sector Portfolio Manager, joined Mazama in 1999. Prior to joining the firm, she was an Equity Analyst with Cramer Rosenthal McGlynn, LLC in New York. Ms. Novak is responsible for researching small & mid cap growth consumer discretionary and consumer staple companies and she participates in the security selection process for this Fund. She also serves as Portfolio Manager, supporting Mr. Sauer in the overall management of this Fund.

Joel Rubenstein, Associate Portfolio Manager, joined Mazama in 2003. He serves as an Associate Portfolio Manager, supporting the overall management of this Fund. He has worked as an equity research analyst for Mazama for the last four years. Prior to joining Mazama, he was employed by Banc of America Securities for two years as a senior equity research associate in the technology group. He also spent three years as a senior research analyst at Analysis Group, a leading provider of economic and business strategy consulting services.

The SAI provides additional information about each portfolio manager's compensation structure, other managed accounts and ownership of securities in their managed Fund(s).

PURCHASING YOUR SHARES


Please read this Prospectus carefully and then determine how much you want to invest. You may purchase shares of the Funds directly from Touchstone Securities, Inc. ("Touchstone") or through your financial advisor. In any event, you must complete an investment application. You can obtain an investment application from Touchstone, your financial advisor, or by visiting our website at touchstoneinvestments.com. Check below to find the minimum investment requirements and ways to purchase shares in the Funds.

* INVESTOR ALERT: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)


OPENING AN ACCOUNT

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")) on the day that your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

o Purchase orders received by financial institutions by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's net asset value ("NAV"). Purchase orders received by financial institutions after the close of the regular session of trading on the NYSE are processed at the NAV next determined on the following business day. It is the responsibility of the financial institution to transmit orders that will be received by Touchstone in proper form and in a timely manner.

      o Touchstone considers a purchase or sales order as received when an authorized financial institution, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after such order is received in proper form.

      o Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

      o Financial institutions may designate intermediaries to accept purchase and sales orders on the Fund's behalf.

      o Your financial institutions may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

INVESTING IN THE FUNDS


Each Fund requires a minimum initial investment of $500,000. The Funds, through Touchstone Advisors, may waive these minimum amounts at their sole discretion.


Note: These minimums are not applicable to investments by employees and benefit plans covering employees of the Sub-Advisors.

The Trust, in its sole discretion, may accept or reject any investment in the Funds.

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

THROUGH A PROCESSING ORGANIZATION


You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by the Touchstone Funds to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk. When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone. The Authorized Processing Organization may:

      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Funds' behalf


Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone. Certain Authorized Processing Organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.


PRICING OF PURCHASES


We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of Touchstone's Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.


ADDING TO YOUR ACCOUNT

By check

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire

o     Contact Touchstone or your financial advisor for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Your bank may charge a fee for handling wire transfers.

o Purchases in the Funds will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

PURCHASES WITH SECURITIES

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can automatically invest in the Funds are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

DIRECT DEPOSIT PURCHASE PLAN

You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

SELLING YOUR SHARES

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, or an Authorized Processing Organization, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

By telephone

o You can sell your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

By mail

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

By wire

o     Complete the appropriate information on the investment application.

o     You may be charged a wire fee by your bank.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

Through a systematic withdrawal plan

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no fee for this service.

      SPECIAL TAX CONSIDERATION

      Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.


Through your financial advisor or Authorized Processing Organization

o You may also sell shares by contacting your financial advisor or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the Authorized Processing Organization.

o Your financial advisor or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

      SPECIAL TAX CONSIDERATION

      Selling your shares may cause you to incur a taxable gain or loss.

INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

SIGNATURE GUARANTEES

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o     Proceeds from the sale of shares of $100,000 or more

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

RECEIVING SALE PROCEEDS


Touchstone will forward the proceeds of your sale to you (or to your financial advisor or Authorized Processing Organization) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS OR AUTHORIZED PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor or Authorized Processing Organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or Authorized Processing Organization may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK. We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o When an emergency situation causes a sub-advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of a Fund's net assets

o     During any other time when the SEC, by order, permits


REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these securities.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to redeem your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons.

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt Fund investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. In addition, there are specific risks that apply to investments in smaller capitalization securities that may impact the JSAM Institutional Value Fund. These include the risk that a small cap security may be so thinly traded that its price is stale, causing a fund that holds a large position of that security to be a target for market timers. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases in the shareholder's accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Funds within 2 weeks of an earlier purchase or exchange request out of any Fund, or (ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Fund to another Fund and back to the original Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers in which transactions are placed. If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Funds; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce its market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

HOUSEHOLDING POLICY

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

PRICING OF FUND SHARES


Each Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone or an Authorized Processing Organization.


The Funds' equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Funds may use pricing services to determine market value for investments.

Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Funds, any foreign securities held by a Fund will be priced as follows:

o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Funds may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Funds may use fair value pricing if reliable market quotations are unavailable due to infrequent trading. The Funds may also use fair value pricing if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.


The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTION OF FUND SHARES


Touchstone, a registered broker-dealer, is the principal underwriter of the Funds.

Touchstone is an affiliate of Touchstone Advisors, and receives no compensation for distributing shares of the Funds.


DISTRIBUTION ARRANGEMENTS


DEALER COMPENSATION. Touchstone, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.


DIVIDENDS AND DISTRIBUTIONS

The Funds distribute their income, if any, quarterly as a dividend to shareholders. The Funds distribute capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To make or change your election, simply send the Trust a written notice. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

TAX INFORMATION


DISTRIBUTIONS. The Funds will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund has held its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Net investment income (except for qualified dividends) and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to noncorporate shareholders in taxable years beginning before January 11, 2011 and designated by a Fund as "qualified dividend income" are eligible for the 15% long-term capital gain rate.

NET CAPITAL GAINS. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

SALE OF SHARES. It is a taxable event for you if you sell shares of the Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction.


BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.


This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding these considerations is included in our SAI. You are urged to consult your tax advisor regarding the effects of an investment in the Fund on your tax situation.

The financial highlights tables are intended to help you understand each Fund's financial performance during the period of their operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The financial highlights for the fiscal year ended December 31, 2006, 2007 and 2008 were audited by Ernst & Young LLP ("E&Y"), an independent registered public accounting firm. The financial highlights for all other periods were audited by another independent registered public accountant. E&Y's report, along with the Trust's financial statements and related notes, appears in the 2008 Annual Report, which is available at no charge upon request by calling 1.800.543.0407. The Annual Report has been incorporated by reference into the SAI.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

SANDS CAPITAL INSTITUTIONAL GROWTH FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                                      PERIOD
                                                                              YEAR ENDED DECEMBER 31,                 ENDED
                                                                -----------------------------------------------    DECEMBER 31,
                                                                      2008            2007            2006            2005(A)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                          $      13.18    $        11.10    $        11.79    $     10.00
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                                  (0.04)            (0.04)            (0.04)         (0.02)
  Net realized and unrealized gains (losses) on investments            (6.35)             2.12             (0.65)          1.81
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       (6.39)             2.08             (0.69)          1.79
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                                  (0.29)               --                --             --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                $       6.50    $        13.18    $        11.10    $     11.79
====================================================================================================================================
Total return                                                          (48.45%)           18.74%            (5.85%)        17.90%(B)
====================================================================================================================================
Net assets at end of period (000's)                             $    591,557    $    1,375,494    $    1,234,451    $   615,503
====================================================================================================================================
Ratio of net expenses to average net assets                             0.80%             0.80%             0.80%          0.79%(C)
Ratio of net investment loss to average net assets                     (0.37%)           (0.31%)           (0.44%)        (0.45%)(C)
Portfolio turnover rate                                                   44%               36%               28%            16%(B)

(A) Represents the period from commencement of operations (January 21, 2005) through December 31, 2005.

(B)   Not annualized.

(C)   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

JSAM INSTITUTIONAL LARGE CAP VALUE FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                             PERIOD
                                                                         YEAR ENDED DECEMBER 31,             ENDED
                                                                 ---------------------------------------   DECEMBER 31,
                                                                   2008         2007            2006         2005(A)
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                          $     6.92    $     10.95    $      9.97    $     10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                               0.09           0.13           0.12           0.05
  Net realized and unrealized gains (losses) on investments          (4.99)         (3.00)          1.59           0.09
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     (4.90)         (2.87)          1.71           0.14
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.09)         (0.13)         (0.12)         (0.05)
  Distributions from net realized gains                                 --          (1.03)         (0.61)         (0.12)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.09)         (1.16)         (0.73)         (0.17)
---------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                $     1.93    $      6.92    $     10.95    $      9.97
===========================================================================================================================
Total return                                                        (71.46%)       (26.37%)        17.32%          1.43%(B)
===========================================================================================================================
Net assets at end of period (000's)                             $    5,867    $    15,912    $    21,846    $    14,673
===========================================================================================================================
Ratio of net expenses to average net assets                           0.73%          0.77%          0.75%          0.71%(C)
Ratio of gross expenses to average net assets                         0.89%          0.77%          0.75%          0.71%(C)
Ratio of net investment income to average net assets                  1.89%          1.22%          1.18%          1.24%(C)
Portfolio turnover rate                                                 88%            72%            82%            45%(B)

(A) Represents the period from commencement of operations (June 20, 2005) through December 31, 2005.

(B)   Not annualized.

(C)   Annualized.

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

JSAM INSTITUTIONAL VALUE FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                               PERIOD
                                                                           YEAR ENDED DECEMBER 31,             ENDED
                                                                -----------------------------------------    DECEMBER 31,
                                                                   2008         2007           2006            2005(A)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                          $     7.47    $     10.65    $     10.33    $    10.00
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                               0.10           0.17           0.02          0.02
  Net realized and unrealized gains (losses) on investments          (5.65)         (3.10)          1.45          0.45
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     (5.55)         (2.93)          1.47          0.47
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.10)         (0.17)         (0.02)        (0.02)
  Distributions from net realized gains                                 --          (0.08)         (1.13)        (0.12)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.10)         (0.25)         (1.15)        (0.14)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                $     1.82    $      7.47    $     10.65    $    10.33
==========================================================================================================================
Total return                                                        (75.05%)       (27.81%)        14.35%         4.69%(B)
==========================================================================================================================
Net assets at end of period (000's)                             $    5,862    $    24,605    $    10,202    $    7,714
==========================================================================================================================
Ratio of net expenses to average net assets                           0.83%          0.83%          0.90%         0.83%(C)
Ratio of gross expenses to average net assets                         0.89%          0.83%          0.90%         0.83%(C)
Ratio of net investment income to average net assets                  1.97%          1.94%          0.24%         0.34%(C)
Portfolio turnover rate                                                 89%           128%            88%           43%(B)

(A) Represents the period from commencement of operations (June 17, 2005) through December 31, 2005.

(B)   Not annualized.

(C)   Annualized.

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

MAZAMA INSTITUTIONAL GROWTH FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                                      PERIOD
                                                                      ENDED
                                                                   DECEMBER 31,
                                                                     2008(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                          $     10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                0.05
  Net realized and unrealized losses on investments                   (4.45)
--------------------------------------------------------------------------------
Total from investment operations                                      (4.40)
--------------------------------------------------------------------------------
Dividends from net investment income                                  (0.05)
--------------------------------------------------------------------------------
Net asset value at end of period                                $      5.55
================================================================================
Total return                                                         (44.13%)(B)
================================================================================
Net assets at end of period (000's)                             $    13,455
================================================================================
Ratio of net expenses to average net assets                            0.98%(C)
Ratio of gross expenses to average net assets                          0.99%(C)
Ratio of net investment income to average net assets                   0.70%(C)
Portfolio turnover rate                                                 200%(C)

(A) Represents the period from commencement of operations (January 30, 2008) through December 31, 2008.

(B)   Not annualized.

(C)   Annualized.

Touchstone Investments

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203
1.800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

TRANSFER AGENT
JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202-4203

SHAREHOLDER SERVICES
1.800.543.0407

*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group:
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS ("FINANCIAL REPORTS"): The Funds' Financial Reports provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor, or the Funds at:

Touchstone Investments
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.543.0407


The SAI and Financial Reports are also available on the Touchstone Investments website at www.touchstoneinvestments.com/home/formslit/.


Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.942.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

The Trust's Investment Company Act registration number is 811-21113.

                      TOUCHSTONE INSTITUTIONAL FUNDS TRUST

               TOUCHSTONE SANDS CAPITAL INSTITUTIONAL GROWTH FUND
               TOUCHSTONE JSAM INSTITUTIONAL LARGE CAP VALUE FUND
                    TOUCHSTONE JSAM INSTITUTIONAL VALUE FUND
                   TOUCHSTONE MAZAMA INSTITUTIONAL GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2009

This Statement of Additional Information ("SAI") is not a prospectus and relates to the Sands Capital Institutional Growth, JSAM Institutional Large Cap Value, JSAM Institutional Value and Mazama Institutional Growth Funds (the "Funds"). It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Funds' Prospectus dated May 1, 2009. The Funds are series of Touchstone Institutional Funds Trust (the "Trust"). The Funds' financial statements are contained in the Trust's Annual Report and Semiannual Report, which are incorporated by reference into this SAI. The Trust's Prospectuses or the Trust's most recent Annual or Semiannual Report may be obtained by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354, by calling the Trust at 1.800.543.0407 or by visiting their website at www.touchstoneinvestments.com.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                      TOUCHSTONE INSTITUTIONAL FUNDS TRUST
                            303 BROADWAY, SUITE 1100
                           CINCINNATI, OHIO 45202-4203

                                TABLE OF CONTENTS

                                                                            PAGE


The Trust...................................................................

Description of Non-Principal Investments and Risk Factors...................

Investment Limitations......................................................

Trustees and Officers of the Trust..........................................

The Investment Advisor and Sub-Advisors.....................................

Portfolio Managers..........................................................

Other Service Providers.....................................................

Purchase and Redemption of Shares...........................................

Determination of Net Asset Value............................................

Taxation of the Funds.......................................................

Securities Transactions.....................................................

Portfolio Holdings..........................................................

Voting......................................................................

Description of Shares.......................................................

Code of Ethics..............................................................

Proxy Voting................................................................

Control Persons and Principal Shareholders..................................

Financial Statements........................................................

Appendix A - Proxy Voting Policies and Procedures ..........................

THE TRUST


The Trust is an open-end management investment company established as a Delaware statutory trust on May 29, 2002 and offers shares of diversified and non-diversified Funds. The Trust was formerly named Westlakes Institutional Portfolios and changed its name in September, 2004 to Constellation Institutional Portfolios ("CIP"). The Trust was renamed Touchstone Institutional Funds Trust in September, 2007. The Trust currently offers four Funds: the Sands Capital Institutional Growth Fund (formerly CIP Sands Capital Institutional Growth Portfolio), the JSAM Institutional Large Cap Value Fund (formerly CIP JSAM Large Cap Value Portfolio), the JSAM Institutional Value Fund (formerly CIP JSAM Value Portfolio) and the Mazama Institutional Growth Fund. All Funds are non-diversified except the Mazama Institutional Growth Fund. The Agreement and Declaration of Trust dated May 30, 2002 (the "Declaration of Trust") permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of Funds. Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund.


Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor") serves as the advisor for each Fund. Sands Capital Management, LLC ("Sands Capital") serves as the sub-advisor to the Sands Capital Institutional Growth Fund. JS Asset Management, LLC ("JSAM") serves as the sub-advisor to the JSAM Institutional Large Cap Value Fund and JSAM Institutional Value Fund. Mazama Capital Management, Inc. ("Mazama") serves as the sub-advisor to the Mazama Institutional Growth Fund. Sands Capital, JSAM and Mazama are each a "Sub-Advisor," and together are "Sub-Advisors." Capitalized terms not defined herein are defined in the Prospectus offering shares of the Funds.

DESCRIPTION OF NON-PRINCIPAL INVESTMENTS AND RISK FACTORS

Each Fund's principal strategy and principal risks are described in the Prospectus. Each Fund may also invest in the investments listed below or engage in the investment techniques listed below unless otherwise indicated.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). Each Fund may invest in ADRs. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.


BORROWING. Each Fund may borrow money equal to 5% of its total assets for temporary purposes to meet redemptions or to pay dividends. A Fund may borrow more than 5% of its total assets from a bank, provided that if borrowings exceed 5%, the Fund maintains assets totaling at least 300% of the amount borrowed when the amount borrowed is added to the Fund's other assets. The Funds may be required to liquidate their securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length.


INVESTMENT COMPANY SHARES. Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made, except as noted below in the discussion of the exemptive order from the SEC: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.


Touchstone Advisors has received an exemptive order from the Securities and Exchange Commission ("SEC") that permits each Fund to invest its uninvested cash or cash collateral in one or more affiliated money market funds. Each Fund may invest up to 25% of its total assets in affiliated money market funds, subject to that Fund's investment limitations and certain other conditions pursuant to the exemptive order.

INITIAL PUBLIC OFFERINGS ("IPOS"). Each Fund may invest in IPOs. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transactions costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited products.

MICRO-CAP COMPANY RISK. The Funds may invest in companies with market capitalizations that fall at the lower extreme of the market capitalization range (micro-capitalization companies). These micro-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The stocks of micro-cap companies are less stable in price and less liquid than the stocks of larger, more established companies.

MONEY MARKET INSTRUMENTS. Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

PORTFOLIO TURNOVER. An annual portfolio turnover rate in excess of 100% may result from a Sub-Advisor's investment strategy. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

PRIVATELY-PLACED SECURITIES. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

REPURCHASE AGREEMENTS. Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund. Repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement. The Trust's custodian (or its agent) must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

RIGHTS. Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.


SECURITIES LENDING. In order to generate supplemental income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. The SEC currently requires that the following conditions must be met whenever the Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

U.S. GOVERNMENT AGENCY OBLIGATIONS. Certain federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the U.S. Government or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS. U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES").

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund that cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry or group of industries.

2.    Issue senior securities.

3. Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its fund securities.

4. Make loans of money or securities to other persons, except through purchasing fixed income securities, lending fund securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

5. Purchase or sell physical commodities or commodity contracts, except that each Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.

7. Borrow money except from banks and then in an amount which does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.


The Mazama Institutional Growth Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted form time to time.

Except as otherwise indicated, the Funds' investment policies and restrictions, including those described in "Description of Non-Principal Investments and Risk Factors" are not fundamental and may be changed without a vote of shareholders.

Except for the limitation on borrowings and illiquid securities, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of a Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

NONFUNDAMENTAL POLICIES

The following investment limitations are nonfundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund's assets) permitted by the Fund's fundamental limitation on borrowing, as described above.

2.    Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box."

4. Invest its assets in securities of any investment company, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act").

5.    Invest 15% or more of its net assets in illiquid securities.

6. Make investments in securities when outstanding borrowings exceed 5% of the Fund's total assets.

80% NONFUNDAMENTAL POLICY (JSAM INSTITUTIONAL LARGE CAP VALUE FUND, SANDS CAPITAL INSTITUTIONAL GROWTH FUND AND MAZAMA INSTITUTIONAL GROWTH FUND). The JSAM Institutional Large Cap Value Fund has adopted a nonfundamental policy whereby it will invest at least 80% of its assets in common stocks of U.S. and foreign companies with large market capitalizations believed to have below-average valuations in light of their improving business fundamentals. The Sands Capital Institutional Growth Fund has adopted a nonfundamental policy whereby it will invest at least 80% of its assets in common stocks of U.S. companies with above-average potential for revenue and earnings growth. The Mazama Institutional Growth Fund has adopted a nonfundamental policy whereby it will invest primarily in common stocks of companies with market capitalizations found within the Russell Midcap Growth Index and that the Fund's Sub-Advisor believes possess superior growth characteristics. These policies may be changed by the Board of Trustees without shareholder approval.

Shareholders will be provided with at least 60 days' prior notice of any change in a Fund's nonfundamental 80% investment policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separately from other communications to the shareholder.

Each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives during unusual economic or market conditions, or for temporary defensive or liquidity purposes.

TRUSTEES AND OFFICERS OF THE TRUST

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor are part of the "Touchstone Fund Complex." The Touchstone Fund Complex consists of the Trust, Touchstone Investment Trust, Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees."


------------------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES(1):
------------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER
                                      TERM OF                                               OF FUNDS
                                      OFFICE                                                OVERSEEN
                                      AND                                                   IN THE
         NAME           POSITION      LENGTH OF                                             TOUCHSTONE           OTHER
       ADDRESS          HELD WITH     TIME          PRINCIPAL OCCUPATION(S) DURING PAST 5   FUND              DIRECTORSHIPS
    YEAR OF BIRTH       TRUST         SERVED(2)                  YEARS                      COMPLEX(3)           HELD(4)
------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder        Trustee and   Until         President and CEO of IFS Financial         40           Director of
Touchstone              President     retirement    Services, Inc. (a holding company).                     LaRosa's (a
Advisors, Inc                         at age 75                                                             restaurant
303 Broadway                          or until                                                              chain),
Cincinnati, OH                        she resigns                                                           Capital Analysts
Year of Birth: 1955                   or is                                                                 Incorporated (an
                                      removed                                                               investment
                                                                                                            advisor and
                                      Trustee                                                               broker-dealer),
                                      since 2006                                                            IFS Financial
                                                                                                            Services, Inc.
                                                                                                            (a holding
                                                                                                            company), IFS
                                                                                                            Fund
                                                                                                            Distributors (a
                                                                                                            broker-dealer),
                                                                                                            Integrity and
                                                                                                            National
                                                                                                            Integrity Life
                                                                                                            Insurance Co.,
                                                                                                            Touchstone
                                                                                                            Securities (the
                                                                                                            Trust's
                                                                                                            distributor),
                                                                                                            Touchstone
                                                                                                            Advisors (the
                                                                                                            Trust's
                                                                                                            investment
                                                                                                            advisor and
                                                                                                            administrator),
                                                                                                            W&S Brokerage
                                                                                                            Services (a
                                                                                                            broker-dealer)
                                                                                                            and W&S
                                                                                                            Financial Group
                                                                                                            Distributors (a
                                                                                                            distribution
                                                                                                            company.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER
                                      TERM OF                                               OF FUNDS
                                      OFFICE                                                OVERSEEN
                                      AND                                                   IN THE
         NAME           POSITION      LENGTH OF                                             TOUCHSTONE           OTHER
       ADDRESS          HELD WITH     TIME          PRINCIPAL OCCUPATION(S) DURING PAST 5   FUND              DIRECTORSHIPS
    YEAR OF BIRTH       TRUST         SERVED(2)                  YEARS                      COMPLEX(3)           HELD(4)
------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox          Trustee       Until         President and Chief Executive Officer      40           Director of
105 East Fourth Street                retirement    of Cox Financial Corp. (a financial                     Cincinnati Bell (a
Cincinnati, OH                        at age 75     services company).                                      communications
Year of Birth: 1947                   or until he                                                           company),
                                      resigns or                                                            Bethesda Inc. (a
                                      is removed                                                            hospital),
                                                                                                            Timken Co. (a
                                      Trustee                                                               manufacturing
                                      since 2006                                                            company),
                                                                                                            Diebold (a
                                                                                                            technology
                                                                                                            solutions
                                                                                                            company), and
                                                                                                            Ohio Business
                                                                                                            Alliance for
                                                                                                            Higher Education.
------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner        Trustee       Until         Principal of HJL Enterprises (a            40           None
c/o Touchstone                        retirement    privately held investment company).
Advisors, Inc.                        at age 75
303 Broadway                          or until he
Cincinnati, OH                        resigns or
Year of Birth: 1938                   is removed

                                      Trustee
                                      since 2007
------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann      Trustee       Until         Executive for Duro Bag Manufacturing       40           None
c/o Touchstone                        retirement    Co. (a bag manufacturer) from 2002
Advisors, Inc.                        at age 75     -2008. President of Shor Foundation
303 Broadway                          or until he   for Epilepsy Research (a charitable
Cincinnati, OH                        resigns or    foundation)
Year of Birth: 1938                   is removed

                                      Trustee
                                      since 2006
------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg     Trustee       Until         Retired Partner of KPMG LLP (a             40           Trustee of
c/o Touchstone                        retirement    certified public accounting firm).                      Tri-Health
Advisors, Inc.                        at age 75     Vice President of St. Xavier High                       Physician
303 Broadway                          or until he   School.                                                 Enterprise
Cincinnati, OH                        resigns or                                                            Corporation.
Year of Birth: 1934                   is removed

                                      Trustee
                                      since 2006
------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti         Trustee       Until         CEO, Chairman and Director of Avaton,      40           None
c/o Touchstone                        retirement    Inc. (a wireless entertainment
Advisors, Inc.                        at age 75     company) until 2006.  President of
303 Broadway                          or until he   Cincinnati Biomedical (a life science
Cincinnati, OH                        resigns or    and economic development company)
Year of Birth: 1948                   is removed    from 2003 - 2007. Chairman of
                                                    Integrated Media Technologies (a
                                                    media company)
                                      Trustee
                                      since 2007

------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of the Advisor and the Trust's distributor and an officer of affiliates of the Advisor and the Trust's distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 4 series of the Trust, 4 series of Touchstone Investment Trust, 11 series of Touchstone Funds Group Trust, 6 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust and 11 variable annuity series of Touchstone Variable Series Trust.


(4) Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust.

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
OFFICERS:
----------------------------------------------------------------------------------------------------------------------
             NAME                   POSITION      TERM OF OFFICE AND
            ADDRESS                 HELD WITH       LENGTH OF TIME             PRINCIPAL OCCUPATION(S) DURING
         YEAR OF BIRTH              TRUST(1)            SERVED                          PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
Jill T. McGruder                 President and    Until                See biography above.
Touchstone                       Trustee          resignation,
Advisors, Inc.                                    removal or
303 Broadway                                      disqualification
Cincinnati, OH
Year of Birth:  1955                              President since
                                                  2004; President
                                                  from 2000-2002
----------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch                  Vice President   Until                Senior Vice President and Chief Compliance
Touchstone                       and Chief        resignation,         Officer of IFS Financial Services, Inc.
Advisors, Inc.                   Compliance       removal or
303 Broadway                     Officer          disqualification
Cincinnati, OH
Year of Birth:  1956                              Vice President
                                                  since 2003
----------------------------------------------------------------------------------------------------------------------
William A. Dent                  Vice President   Until                Senior Vice President of Touchstone Advisors,
Touchstone                                        resignation,         Inc.
Advisors, Inc.                                    removal or
303 Broadway                                      disqualification
Cincinnati, OH
Year of Birth:  1963                              Vice President
                                                  since 2004
----------------------------------------------------------------------------------------------------------------------
Gregory A. Harris                Vice President   Until                Vice President-Fund Administration of
Touchstone                                        resignation,         Touchstone Investments; Managing Director,
Advisors, Inc.                                    removal or           Fund Project Services, Inc. 1998 - 2007.
303 Broadway                                      disqualification
Cincinnati, OH
Year of Birth: 1968                               Vice President
                                                  since 2007
----------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft             Controller       Until                Chief Financial Officer of IFS Financial
Touchstone                       and Treasurer    resignation,         Services, Inc.
Advisors, Inc.                                    removal or
303 Broadway                                      disqualification
Cincinnati, OH
Year of Birth:  1962                              Controller since
                                                  2000
                                                  Treasurer since
                                                  2003
----------------------------------------------------------------------------------------------------------------------
Jay S. Fitton                    Secretary        Until                Assistant Vice President and Senior Counsel
JPMorgan                                          resignation,         at JPMorgan Chase Bank, N.A.
303 Broadway                                      removal or
Cincinnati, OH                                    disqualification
Year of Birth:  1970
                                                  Secretary since
                                                  2006. Assistant
                                                  Secretary from
                                                  2002 - 2006
----------------------------------------------------------------------------------------------------------------------


(1) Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust.

MANAGEMENT OF THE FUNDS


TRUSTEES' OWNERSHIP IN THE FUNDS. The following table reflects the Trustees' beneficial ownership in the Trust* and the Touchstone Fund Complex as of December 31, 2008.

--------------------------------------------------------------------------------
                                  Dollar Range            Aggregate Dollar Range
                                  of Securities            of Securities in the
                           in JSAM Institutional Large        Touchstone Fund
                                 Cap Value Fund                 Complex(1)
--------------------------------------------------------------------------------
Jill T. McGruder                      None                     Over $100,000
Phillip R. Cox                        None                         None
H. Jerome Lerner                $10,001 - $50,000              Over $100,000
Donald C. Siekmann                    None                     Over $100,000
Robert E. Stautberg                   None                     Over $100,000
John P. Zanotti                       None                   $10,001 - $50,000
--------------------------------------------------------------------------------

*No Trustee beneficially owned any shares of the Sands Capital Institutional Growth Fund, Mazama Institutional Growth Fund or the JSAM Institutional Value Fund.

(1) The Touchstone Fund Complex consists of 4 series of the Trust, 4 series of Touchstone Investment Trust, 11 series of Touchstone Funds Group Trust, 6 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust and 11 variable annuity series of Touchstone Variable Series Trust.

COMPENSATION TO TRUSTEES. The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended December 31, 2008. The Trustees began serving on the Board on March 1, 2006, with the exception of Messrs. Lerner and Zanotti who began serving on the Board on February 5, 2007.

-------------------------------------------------------------------------------------------------------------------------------
                                                              PENSION OR
                                AGGREGATE COMPENSATION        RETIREMENT                          TOTAL COMPENSATION FROM THE
                                FROM THE TRUST FOR THE     BENEFITS ACCRUED    ESTIMATED ANNUAL    TOUCHSTONE FUND COMPLEX(2)
                                  FISCAL YEAR ENDED        AS PART OF TRUST     BENEFITS UPON      FOR THE FISCAL YEAR ENDED
NAME                            DECEMBER 31, 2008(1)          EXPENSES            RETIREMENT          DECEMBER 31, 2008
-------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder              $  -                        $  -                $  -                $  -
-------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox                $13,833                     $  -                $  -                $83,000
-------------------------------------------------------------------------------------------------------------------------------
Donald Siekmann               $13,000                     $  -                $  -                $78,000
-------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg           $12,750                     $  -                $  -                $76,500
-------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner              $13,083                     $  -                $  -                $78,500
-------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti               $12,583                     $  -                $  -                $75,500
-------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee who is an Independent Trustee is eligible to participate in the Touchstone Trustee Deferred Compensation Plan that allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended December 31, 2008 is as follows: Robert E. Stautberg - $20,000.

(2) The Touchstone Fund Complex consists of 4 series of the Trust, 4 series of Touchstone Investment Trust, 11 series of Touchstone Funds Group Trust, 6 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust and 11 variable annuity series of Touchstone Variable Series Trust.


Each Independent Trustee receives a quarterly retainer of $9,500 and a fee of $4,500 for each Board meeting attended in person and $1,500 for attendance by telephone. Each Committee member receives a fee of $2,250 for each committee meeting attended in person and $1,500 for attendance by telephone. The lead Trustee receives an additional $3,000 quarterly retainer. The Committee Chairmen receive an additional $1,500 - $2,000 quarterly retainer, depending on the committee. All fees are split equally among the Trusts comprising the Touchstone Fund Complex.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.


AUDIT COMMITTEE. Messrs. Siekmann and Stautberg are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended December 31, 2008, the Audit Committee held four meetings.

GOVERNANCE COMMITTEE. Messrs. Cox, Zanotti and Lerner are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust's compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. During the fiscal year ended December 31, 2008, the Governance Committee held four meetings.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to John P. Zanotti, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.


THE INVESTMENT ADVISOR AND SUB-ADVISORS

THE INVESTMENT ADVISOR

Touchstone Advisors, Inc. serves as the Funds' investment advisor under the terms of a management agreement (the "Management Agreement"). Under the Management Agreement, Touchstone Advisors continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. Under the Management Agreement, Touchstone Advisors also provides administrative services to the Trust, and may hire other service providers, including its affiliates, to perform administrative services. Touchstone Advisors is responsible for compensating any third party engaged by Touchstone Advisors to provide services under its supervision, including the Sub-Advisors, sub-administrators and transfer and dividend disbursing agent. Touchstone Advisors is also responsible for payment of fees of the Independent Trustees, custodian, independent public accountant, legal counsel (excluding costs in connection with certain litigation or administrative actions), bookkeeper, accounting agent and all other clerical and administrative functions. The unified management fee does not include the costs of any interest, taxes, dues, fees, or similar costs, costs of qualifying shares for sale in any jurisdiction, brokerage or other transaction costs, or certain extraordinary expenses.

Prior to March 1, 2006, the Trust's investment advisor was Constellation Investment Management Company, LP ("CIMCO").

Pursuant to the Management Agreement, each Fund pays Touchstone Advisors a unified fee for providing management and administrative services, payable monthly equal to the following percentage of such Fund's average daily net assets on an annual basis:



      Sands Capital Institutional Growth Fund                              0.78%
      JSAM Institutional Large Cap Value Fund                              0.70%
      JSAM Institutional Value Fund                                        0.80%
      Mazama Institutional Growth Fund                                     0.95%

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Management Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds, and (ii) by the vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Fund, or by the Advisor on 90 days' written notice to the Trust.


The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western - Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of the Advisor. Ms. McGruder is a Director of the Advisor and an officer of affiliates of the Advisor. Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the management fees paid to the Advisor.

EXPENSE LIMITATION AGREEMENT

Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor has agreed to waive management fees and/or reimburse expenses in order to limit the Funds' net expenses as follows:

Sands Capital Institutional Growth Fund                                    0.80%
JSAM Institutional Large Cap Value Fund                                    0.73%
JSAM Institutional Value Fund                                              0.83%
Mazama Institutional Growth Fund                                           0.98%

These fee waivers and expense limitations will remain in effect until at least April 30, 2010.

MANAGEMENT FEES AND FEE WAIVERS

During the periods indicated below, the Funds paid the following unified management fees:

UNIFIED MANAGEMENT FEES PAID                    FISCAL YEAR        FISCAL YEAR       FISCAL YEAR
                                                ENDED 2006          ENDED 2007        ENDED 2008
Sands Capital Institutional Growth Fund         $7,871,160         $10,412,595        $8,582,336
JSAM Institutional Large Cap Value Fund          $129,176            $152,472          $74,724
JSAM Institutional Value Fund                    $65,975             $198,551          $160,381
Mazama Institutional Growth Fund                   N/A                 N/A            $127,634*

During the periods indicated below, the Advisor reimbursed the following amounts:

EXPENSES REIMBURSED BY THE ADVISOR              FISCAL YEAR
                                                 ENDED 2008
Sands Capital Institutional Growth Fund              $0
JSAM Institutional Large Cap Value Fund           $17,515
JSAM Institutional Value Fund                     $11,896
Mazama Institutional Growth Fund                  $1,781*

*Fees paid/expenses reimbursed from the commencement date of the Mazama Institutional Growth Fund (January 30, 2008) through December 31, 2008.


THE SUB-ADVISORS


SANDS CAPITAL MANAGEMENT, LLC. Sands Capital, located at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209, is a professional investment management firm, and is registered with the SEC as an investment advisor. Sands Capital serves as the sub-advisor to the Sands Capital Institutional Growth Fund under a written sub-advisory agreement. Sands Capital makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of March 31, 2009, Sands Capital had approximately $9.2 billion in assets under management. Sands Capital is controlled by Frank M. Sands, Sr., Frank M. Sands, Jr., Marjorie R. Sands and Jessica Sands.

JS ASSET MANAGEMENT, LLC. JSAM, located at One Tower Bridge, 100 Front Street, West Conshohocken, PA 19428, is a professional investment management firm, and is registered with the SEC as an investment advisor. JSAM serves as the sub-advisor to the JSAM Institutional Large Cap Value and JSAM Institutional Value Funds under a written sub-advisory agreement. JSAM makes investment decisions for the Funds and also ensures compliance with the Funds' investment policies and guidelines. As of March 31, 2009, JSAM had approximately $146.3 million in assets under management. JSAM is controlled by John Schneider.

MAZAMA CAPITAL MANAGEMENT, INC. Mazama, located at One Southwest Columbia Street, Suite 1500, Portland, OR 97258, is a professional investment management firm, and is registered with the SEC as an investment advisor. Mazama serves as the sub-advisor to the Mazama Institutional Growth Fund under a written sub-advisory agreement. Mazama makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of March 31, 2009, Mazama had approximately $1 billion in assets under management. Mazama is controlled by Ronald A. Sauer.

Each sub-advisory agreement provides that the Sub-Advisor shall indemnify the Advisor from and against any claims, losses, liabilities or damages in connection with the Sub-Advisor's performance of its duties, but the Sub-Advisor shall not be obligated for any claim, loss, liability or damage by the Advisor caused by the Advisor's willful misfeasance, bad faith, negligence or reckless disregard of its duties.

Each sub-advisory agreement will remain in force for an initial two-year period and from year-to-year thereafter, as long as its continuance is approved annually in conformance with the 1940 Act as described above. Each sub-advisory agreement may be terminated by the Fund at any time, without the payment of any penalty, by a vote of a majority of the Board of Trustees or by the Fund. Each sub-advisory agreement may be terminated without the payment of any penalty, by the Advisor on not less than 30 days' written notice, or by the Sub-Advisor on not less than 60 days' written notice. Each sub-advisory agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, or the termination of the Management Agreement with the Trust.

For their respective services, the Sub-Advisors receive a fee from the Advisor. As described in the Prospectus, each Sub-Advisor receives base investment sub-advisory fees with respect to each Fund that it sub-advises. Each Sub-Advisor's base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund's average net assets allocated to the Sub-Advisor during the current month.

The Advisor paid to each Sub-Advisor the following amounts for each Fund during the periods indicated below:

SUB-ADVISORY FEES PAID                                                           FISCAL YEAR      FISCAL YEAR
                                                                  2006(1)        ENDED 2007        ENDED 2008
Sands Capital Institutional Growth Fund - Sands Capital          $4,029,805      $6,008,795        $4,941,711
JSAM Institutional Large Cap Value Fund - JSAM                    $63,796          $87,082          $42,590
JSAM Institutional Value Fund - JSAM                              $34,768         $123,875          $99,983
Mazama Institutional Growth Fund - Mazama                           N/A              N/A           $67,359(2)


(1)   Fees paid from March 1, 2006 through December 31, 2006.


(2) Fees paid from the commencement date of the Mazama Institutional Growth Fund (January 30, 2008) through December 31, 2008.

PORTFOLIO MANAGERS


The following charts list the Funds' portfolio manager(s), the number of their other managed accounts per investment category, the total assets in each category of managed accounts and the beneficial ownership in their managed Fund(s) and their ownership of the Fund as of December 31, 2008. Listed below the charts are (i) a description of accounts managed where the advisory fee is based on the performance of the account, (ii) a description of the portfolio manager's compensation structure as of December 31, 2008, (iii) a description of any material conflicts that may arise in connection with the portfolio manager's management of a Fund's investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager.


SANDS CAPITAL INSTITUTIONAL GROWTH FUND - SANDS CAPITAL MANAGEMENT, LLC



                             OTHER ACCOUNTS MANAGED

---------------------------------------------------------------------------------------------------------------
                                                                            TOTAL                  BENEFICIAL
                                                             NUMBER OF      ASSETS IN              OWNERSHIP
PORTFOLIO MANAGER                    TYPE OF ACCOUNT         ACCOUNTS       ACCOUNTS               IN FUND
---------------------------------------------------------------------------------------------------------------
Frank M. Sands Jr.           Registered Investment                                                 $100,001 to
CFA                          Companies                             7              $819 mil           $500,000
---------------------------------------------------------------------------------------------------
                             Other Pooled Investment
                             Vehicles                              9              $309 mil
---------------------------------------------------------------------------------------------------
                             Other Accounts                      784*             $6,663 mil
---------------------------------------------------------------------------------------------------------------
David E. Levanson            Registered Investment                                                 $100,001 to
CFA                          Companies                             7              $819 mil           $500,000
---------------------------------------------------------------------------------------------------
                             Other Pooled Investment
                             Vehicles                              9              $309 mil
---------------------------------------------------------------------------------------------------
                             Other Accounts                      784*             $6,663 mil
---------------------------------------------------------------------------------------------------------------

*This number counts each wrap sponsor program as one client each. The actual number of underlying wrap accounts across the 3 wrap programs is 2,022 as of 12/31/08.

The Investment Team at Sands Capital is comprised of 11 research analysts working with the Chief Investment Officer, Frank M. Sands Jr., CFA. Using proprietary and fundamental research to support their bottoms-up approach, the team creates a model portfolio to which all client portfolios are managed. Each member of the team is primarily a research analyst and secondarily, part of a Portfolio Management Team with specific accounts for which they have oversight and are responsible for insuring the portfolio stays identical to the model. A. Michael Sramek, CFA, Sr. Research Analyst and Sr. Portfolio Manager, is responsible for the day-to-day management of the Fund's portfolio in Mr. Levanson's absence.

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. The Sands Capital investment management team manages one account of a registered investment company and nine accounts of other accounts where the advisory fee is based partly on the performance of the account. As of December 31, 2008, the total assets in the registered investment company and the other accounts are $302 million and $751 million, respectively.

COMPENSATION STRUCTURE. Compensation goals are meant to align the firm and the employee's interest with those of the clients and to strive to attract and keep employees that help the firm deliver on the firm's basic mission. All employees benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees overall contribution, and a standard profit sharing plan and 401(k) plan. Additional incentives for investment professionals and other key employees come through their participation in equity participation. The investment professionals also participate in an investment results bonus. The investment results bonuses are calculated from the performance variance of Sands Capital composite returns and their respective benchmarks, where applicable.


CONFLICTS OF INTEREST. As an investment adviser to a variety of clients, Sands Capital recognizes there may be actual or potential conflicts of interest inherent in their business. For example, conflicts of interest could result from portfolio managers' management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, the use of brokerage commissions to obtain research and personal trading by employees. Sands Capital has addressed these conflicts by developing policies and procedures reasonably designed to treat all clients in a fair and equitable manner over time. The policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage and the use of brokerage commissions.

Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

JSAM INSTITUTIONAL LARGE CAP VALUE FUND AND JSAM INSTITUTIONAL VALUE FUND - JS ASSET MANAGEMENT, LLC


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                BENEFICIAL
                                                                                       BENEFICIAL OWNERSHIP      OWNERSHIP
                                                                           TOTAL             IN JSAM              IN JSAM
                                                     NUMBER OF           ASSETS IN     INSTITUTIONAL LARGE     INSTITUTIONAL
  PORTFOLIO MANAGER       TYPE OF ACCOUNT            ACCOUNTS            ACCOUNTS         CAP VALUE FUND        VALUE FUND
-------------------------------------------------------------------------------------------------------------------------------
John Schneider          Registered Investment                                                                   $500,001 -
                        Companies                        3               $38.0 mil     $100,001 - $500,000      $1,000,000
------------------------------------------------------------------------------------
                        Other Pooled Investment          2               $13.1 mil
                        Vehicles
------------------------------------------------------------------------------------
                        Other Accounts                   6               $89.0 mil
-------------------------------------------------------------------------------------------------------------------------------

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. Mr. Schneider manages one account of other pooled investment vehicles where the advisory fee is based on the performance of the account. The total assets in this account are $2.3 million as of December 31, 2008.

COMPENSATION STRUCTURE. Mr. Schneider is entitled to receive a fixed cash salary and an annual variable qualitative cash bonus. The bonus is based on JSAM's profitability, Mr. Schneider's performance and product performance is calculated as a fixed percentage of his base salary. The bonus payment is not derived from or based specifically on the performance or profitability of any one account (including the Funds). Mr. Schneider's compensation is not linked to any specific factors, such as the performance of the Funds or asset levels, although JSAM may consider these factors, among others, when considering the amount of any bonus. Mr. Schneider also owns equity in JSAM and will receive cash distributions (as declared and distributed) in accordance with his ownership interest in JSAM.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when Mr. Schneider has management responsibilities to more than one account (including the Funds), such as devotion of unequal time and attention to the management of the accounts and the inability to allocate limited investment opportunities across a broad band of accounts. While Mr. Schneider manages one account that are entitled to receive a performance-based adjustment, JSAM does not believe that such adjustment presents a significant incentive for JSAM to unfairly favor such accounts because JSAM has a policy to manage each account based on its investment objectives and related restriction. JSAM has adopted policies and procedures reasonably designed to allocate investment opportunities across all accounts, generally on a pro rata basis.


MAZAMA INSTITUTIONAL GROWTH FUND - MAZAMA CAPITAL MANAGEMENT, INC.


-----------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL                   BENEFICIAL
                                                                  NUMBER OF      ASSETS IN               OWNERSHIP
PORTFOLIO MANAGER                    TYPE OF ACCOUNT              ACCOUNTS       ACCOUNTS                IN FUND
-----------------------------------------------------------------------------------------------------------------------
Ronald Sauer                 Registered Investment Companies          7          $419 mil             Over $1,000,000
------------------------------------------------------------------------------------------------------
                             Other Pooled Investment Vehicles         0             0
------------------------------------------------------------------------------------------------------
                             Other Accounts                          41         $1.33 bil
-----------------------------------------------------------------------------------------------------------------------
Gretchen Novak               Registered Investment Companies          7          $419 mil              $1 to $10,000
------------------------------------------------------------------------------------------------------
                             Other Pooled Investment Vehicles         0             0
------------------------------------------------------------------------------------------------------
                             Other Accounts                          41         $1.33 bil
-----------------------------------------------------------------------------------------------------------------------
Joel Rubenstein              Registered Investment Companies          7          $419 mil                  None
------------------------------------------------------------------------------------------------------
                             Other Pooled Investment Vehicles         0             0
------------------------------------------------------------------------------------------------------
                             Other Accounts                          41         $1.33 bil
-----------------------------------------------------------------------------------------------------------------------

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. Each Portfolio Manager manages two accounts of other accounts where the advisory fee is based on the performance of the account. The total assets in these accounts are $171.81 million as of December 31, 2008.

COMPENSATION STRUCTURE. Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.

The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Each Portfolio Manager and Research Analyst receives a base salary representing 20%-30% of cash compensation and a performance based incentive representing 70%-80% of cash compensation. Performance based incentive compensation is based on: i) the portfolio management fees received by Mazama for all accounts under management; and ii) achieving specific annual excess return targets. The Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and the returns of the benchmark for the portion of the Fund managed by Mazama (i.e., Russell Midcap Growth Index).

Equity based incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.

CONFLICTS OF INTEREST. As every member of the Investment Team has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.

The compensation paid to Mazama for managing the Fund is based on a percentage of assets under management rather than a share of the gains. As described above, members of the Investment Team, as equity owners and by receiving a share of portfolio management fees, benefit from Mazama's revenues and profitability. Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Mazama compared to small accounts. Two accounts pay fees based on a percentage of assets that can increase and decrease based on performance against a benchmark index, these two accounts are managed consistently with their stated investment strategy. Despite these differences Mazama believes that its trade allocation and other compliance procedures effectively address any related conflicts of interest. Otherwise, no member of the Investment Team is compensated in a way that would add to those conflicts of interest by creating an incentive to favor particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Fund or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services. Mazama allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

An apparent or actual conflict may arise if a member of the Investment Team identifies a limited investment opportunity that may be suitable for one or more accounts including the Fund. To mitigate this conflict of interest, Mazama aggregates orders for the Fund with orders from each of its other client accounts participating in the same strategy in order to ensure that clients are treated fairly and equitably over time.

Mazama has adopted policies and procedures to address and prevent the above conflicts of interest; however there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

OTHER SERVICE PROVIDERS

SUB-ADMINISTRATIVE AGENT. JPMorgan Chase Bank, N.A. ("JPMorgan") 303 Broadway, Suite 900, Cincinnati, Ohio 45202, provides sub-administration and accounting services to the Trust. For providing these services, Touchstone Advisors pays JPMorgan an annual fee of 0.05% of each Fund's first $2.5 billion of average net assets; 0.04% of the next $2.5 billion of average net assets; 0.035% of the next $2.5 billion of average net assets; 0.03% of the next $2.5 billion of average net assets; and 0.025% of average net assets in excess of $10 billion, subject to a minimum monthly fee.


The Advisor paid to JPMorgan the following sub-administrative fees for each Fund during the periods indicated below:

SUB-ADMINISTRATIVE FEES PAID                                           FISCAL YEAR        FISCAL YEAR
                                                     2006(1)           ENDED 2007          ENDED 2008
Sands Capital Institutional Growth Fund              $179,102           $393,246           $549,079
JSAM Institutional Large Cap Value Fund               $3,190            $12,070             $5,324
JSAM Institutional Value Fund                         $1,391            $14,003             $9,998
Mazama Institutional Growth Fund                       N/A                N/A              $7,173(2)


(1) Fees paid from March 1, 2006 through December 31, 2006.


(2) Fees paid from the commencement date of the Mazama Institutional Growth Fund (January 30, 2008) through December 31, 2008.


TRANSFER AGENT. Effective September 17, 2007 the Trust's transfer agent, JPMorgan, 303 Broadway, Suite 900, Cincinnati, Ohio 45202, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, JPMorgan receives a monthly per account fee from each Fund.


The Funds may also pay a fee to certain servicing organizations (such as broker-dealer and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distribution of communications to shareholders.


DISTRIBUTOR. Touchstone Securities, Inc. (the "Distributor"), 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, is the principal underwriter of the Trust. The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is not obligated to distribute a particular number of shares of the Funds and receives no compensation for serving as principal underwriter. Prior to March 1, 2006, Constellation Investment Distribution Company, Inc. was the Trust's distributor. Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor.

CUSTODIAN. Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, is the Trust's custodian. BBH acts as the Trust's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP serves as the independent registered public accounting firm for the Trust. Its address is 312 Walnut Street, Cincinnati, Ohio 45202.


LEGAL COUNSEL. Pepper Hamilton LLP, located at 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania, 19103, serves as counsel to the Trust.


DESCRIPTIONS OF SHARES

The Trust authorizes the issuance of unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to pro rata shares in the net assets of that Fund. Shareholders have no preemptive rights.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange ("NYSE") is open for business. Currently, the days when the Funds are closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions, and may have to pay taxes on capital gains from the sale.

The Funds' net asset value per share is computed once daily, Monday through Friday, as of the close of the NYSE, typically 4:00 p.m. eastern time except when the Funds are not open for business, and on days when the NYSE is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Advisor, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Advisor. The Advisor or its delegates may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. If market prices are unavailable or believed to be unreliable, the Advisor will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Debt securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.


TAXATION OF THE FUNDS

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable U.S. Treasury Regulations promulgated thereunder (the "Regulations"), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund's shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund's shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund's shares through tax-advantaged accounts (such as an individual retirement account (an "IRA"), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund's shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons or entities who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to each shareholder of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. Each shareholder is urged and advised to consult such shareholder's own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder of such Fund's shares and to possible effects of changes in federal or other tax laws.

GENERAL. For federal tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company ("RIC") under the Code. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents, through borrowing the amounts required.

QUALIFICATION AS REGULATED INVESTMENT COMPANY. Qualification as a RIC under the Code requires, among other things, that: (a) each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Qualifying Income Requirement"), and net income from certain qualified publicly traded partnerships; (b) each Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships"; and (c) each Fund distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, if any, net of expenses allocable thereto.

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions ("net tax-exempt interest"). Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder's gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

If for any taxable year a Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income all or a portion of which may be eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.

EXCISE TAX. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. No assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS. Each Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. Each Fund's capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. As of December 31, 2008, the Funds had the following capital loss carryforwards.

CAPITAL LOSS CARRYFORWARDS
                                                AMOUNT          EXPIRATION DATE
JSAM Institutional Value Fund                 $3,875,886       December 31, 2015
                                              $16,083,787      December 31, 2016
JSAM Institutional Large Cap Value Fund       $8,536,062       December 31, 2016
Mazama Institutional Growth Fund               $881,641        December 31, 2016
Sands Capital Institutional Growth Fund       $3,211,909       December 31, 2016

A Fund cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds may engage in a reorganization in the future.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. A Fund may acquire debt securities that are treated as having acquisition discount, or original issue discount ("OID") (generally a debt obligation with a purchase price less than its principal amount). Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to distribute dividends to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these dividends may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund's governing documents, through borrowing the amounts required. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income.

OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund ("Section 1256 contracts"), other than contracts on which it has made a "mixed-straddle election", will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute "straddles." Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the "wash sale" and "short sale" rules. As a result, the straddle rules could cause distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund's holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund's holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund's risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. A Fund may in certain circumstances be impacted by special rules relating to "wash sales." In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.


SHORT SALES. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the "Constructive Sales" rules, discussed above.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on "excess distributions" received from the stock of the PFIC held by it or on any gain from the sale of such equity interest in the PFIC (collectively "PFIC income"), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Funds distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund's economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a "qualified electing fund" ("QEF"), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF's annual ordinary earnings and net capital gain to satisfy the Code's minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund's adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund's income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund's investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the "pass-through election") with the IRS pursuant to which shareholders of it would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by it even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by it will "pass-through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITS. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in such Fund's receipt of cash in excess of the REIT's earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC or a TMP (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of RICs, such as the Funds, will be allocated to shareholders of such RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, a Fund may not be a suitable investment for certain tax-exempt-shareholders. See "Tax-Exempt Shareholders."

DISTRIBUTIONS. Distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as "capital gain dividends" (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Noncorporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of "qualified dividend income" received by such noncorporate shareholders in taxable years beginning before January 1, 2011. A Fund's distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund's distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. Not later than 60 days after the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

PURCHASES OF FUND SHARES. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder's holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the "wash sale" rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (through reinvestment of dividends or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. Any loss disallowed under the wash sale rules will be allocated to the shareholder's basis in the newly purchased shares. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

BACKUP WITHHOLDING. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification ("TIN") certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the Funds.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund and capital gain dividends, provided that such Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of such Fund constitute U.S. real property interests (USRPIs), as described below.

For taxable years beginning before January 1, 2010, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by a Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC's net interest income earned on certain debt obligations and paid to non-U.S. shareholders. In order to qualify as an interest-related dividend a Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year.

Distributions of a Fund when at least 50% of its assets are USRPIs, as defined in the Code and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations," which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.

The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder's country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize unrelated business taxable income ("UBTI") by virtue of its investment in a Fund due to such Fund's investments and if shares in such Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code
Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if the Fund recognizes "excess inclusion income" (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. Tax-exempt shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Each shareholder is urged and advised to consult such shareholder's own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.


SECURITIES TRANSACTIONS

Each Sub-Advisor selects brokers and dealers to effect securities transactions for the Funds. Each Sub-Advisor will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While each Sub-Advisor generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Each Sub-Advisor seeks to select brokers or dealers that offer a Fund the best price and execution or other services that benefit the Funds.


The Funds paid the following brokerage commissions during the fiscal periods indicated below:

BROKERAGE COMMISSIONS PAID
                                                       2006                 2007                2008
Sands Capital Institutional Growth Fund              $627,828             $469,762            $587,958
JSAM Institutional Large Cap Value Fund               $73,617             $52,792              $54,164
JSAM Institutional Value Fund                         $46,402             $204,443            $115,670
Mazama Institutional Growth Fund                        N/A                 N/A             $92,798((1))

(1) Commissions paid from the commencement date of the Mazama Institutional Growth Fund (January 30, 2008) through December 31, 2008.

The Funds may execute brokerage or other agency transactions through brokers that may be deemed "affiliates" under the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, an affiliated broker is permitted to receive commissions that do not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the affiliated brokers and will review these procedures periodically.

Each Sub-Advisor may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to the Sub-Advisor. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by a Sub-Advisor will be in addition to and not in lieu of the services required to be performed by the Sub-Advisor under the sub-advisory agreement. If, in the judgment of a Sub-Advisor, a Fund or other accounts managed by the Sub-Advisor will be benefited by supplemental research services, the Sub-Advisor is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining fund strategy; providing computer software used in security analyses; and providing fund performance evaluation and technical market analyses. The expenses of a Sub-Advisor will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a fund or account generating the brokerage, and there can be no guarantee that the Sub-Advisor will find all of such services of value in advising that Fund. During the fiscal year ended December 31, 2008, the amount of brokerage transactions and related commissions for the Funds directed to brokers due to research services provided were as follows:

                                                  BROKERAGE           BROKERAGE
                                                 TRANSACTIONS        COMMISSIONS
Sands Capital Institutional Growth Fund          $504,781,582          $384,106
JSAM Institutional Large Cap Value Fund          $10,381,185           $25,769
JSAM Institutional Value Fund                    $22,266,505           $57,791
Mazama Institutional Growth Fund                 $16,867,458           $10,524

No Sub-Advisor may directly or indirectly compensate a broker for promoting Fund shares with Fund transactions.

The total amount of securities of regular Broker/Dealers held by the Funds listed below for the fiscal year ended December 31, 2008 were as follows:

                                                                                        VALUE AS OF
FUND                                                       BROKER/DEALER                  12-31-08
JSAM Institutional Large Cap Value Fund              Citigroup Global Markets             $262,026
                                                       Bank of America Corp.              $232,320
                                                       JPMorgan Chase & Co.               $277,464
                                                          Wachovia Corp.                  $209,412
JSAM Institutional Value Fund                        Citigroup Global Markets             $268,400
                                                      Bank of American Corp.              $145,024
                                                       JPMorgan Chase & Co.               $59,907
                                                     Merrill Lynch & Co., Inc.            $25,608
Mazama Institutional Growth Fund                     Goldman Sachs Group, Inc.            $160,341


PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds' portfolio holdings to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Funds' Chief Compliance Officer. The Chief Compliance Officer will report any material violations immediately to the Board of Trustees and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by a Fund, the Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1)    A request made by a Sub-Advisor for a Fund (or that portion of a
            Fund) that it manages;

      2) A request by executive officers of the Advisor for routine oversight and management purposes;

      3) For use in preparing and distributing routine shareholder reports, including disclosure to the Funds' independent registered public accounting firm, typesetter and printer. Routine shareholder reports are filed as of the end of each calendar quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the six-month period. The Funds provide their full holdings to their registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 30 days after the end of the calendar quarter. The Funds provide their full holdings to their printer at least 45 days after the six-month period.

      o The Funds (except the Sands Capital Institutional Growth Fund) provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

      o The Funds (except the Sands Capital Institutional Growth Fund) provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

      o The Sands Capital Institutional Growth Fund provides its full holdings on its publicly available website and to market data agencies monthly, as of the end of a month, at least sixty days after month-end.

      o The Sands Capital Institutional Growth Fund provides its top five holdings on its publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, at least seven business days after quarter end.

      o The Sands Capital Institutional Growth Fund provides its full holdings to its typesetter and printer quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at www.touchstoneinvestments.com.

Employees of Touchstone Investments and the Funds' Sub-Advisor that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds' assets and the Funds' accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

VOTING

Each share held entitles the shareholder of record to one vote for each whole share owned, and a proportional fractional vote for each fractional share owned. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each Fund. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of Funds. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor, each Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Sub-Advisors. Generally, the Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI.


The Trust is required to disclose annually each Fund's complete proxy voting record on Form N-PX. Form N-PX for each Fund is available upon request without charge by calling 1.800.543.0407 or by writing to the Trust at Touchstone Institutional Funds Trust, P.O. Box 5354, Cincinnati, OH 45201-5354. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov and on the Touchstone website at www.touchstoneinvestments.com.


CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of April 3, 2009, the following entities owned of record 5% or more of the outstanding voting securities of the Funds.

--------------------------------------------------------------------------------------------------------------------
                                                                                     Record
              Fund                               Name and Address                    Owner       Percent of Shares
--------------------------------------------------------------------------------------------------------------------
Sands Capital Institutional        Charles Schwab & Co. Inc.                           X              19.77%
Growth Fund                        Reinvest Account
                                   Attn: Mutual Funds
                                   101 Montgomery Street
                                   San Francisco, CA  94104-4122
--------------------------------------------------------------------------------------------------------------------
Sands Capital Institutional        Prudential Investment Management Services           X              36.41%*
Growth Fund                        FBO Mutual Fund Clients
                                   100 Mulberry Street
                                   Three Gate Center Drive
                                   Newark, NJ 07102-4056
--------------------------------------------------------------------------------------------------------------------
Sands Capital Institutional        T. Rowe Price Retirement Plan Services Inc.         X               8.85%
Growth Fund                        FBO Intermountain Healthcare
                                   4515 Painters Mill Road
                                   Owings Mills, MD  21117-4903
--------------------------------------------------------------------------------------------------------------------
JSAM Institutional Large Cap       Charles Schwab & Co. Inc.                           X              98.55%*
Value Fund                         Reinvest Account
                                   Attn: Mutual Funds
                                   101 Montgomery Street
                                   San Francisco, CA  94104-4122
--------------------------------------------------------------------------------------------------------------------
JSAM Institutional Value Fund      Western & Southern Life Insurance Co.               X              82.78%*
                                   400 Broadway Street
                                   Cincinnati, OH  45202-3341
--------------------------------------------------------------------------------------------------------------------
JSAM Institutional Value Fund      Charles Schwab & Co. Inc.                           X              13.49%
                                   Reinvest Account
                                   Attn: Mutual Funds
                                   101 Montgomery Street
                                   San Francisco, CA  94104-4122
--------------------------------------------------------------------------------------------------------------------
Mazama Institutional Growth Fund   US Bank                                             X               8.72%
                                   P.O. Box 1787
                                   Milwaukee, WI 53201
--------------------------------------------------------------------------------------------------------------------
Mazama Institutional Growth Fund   Western & Southern Financial Group                  X              39.86%*
                                   400 Broadway Street
                                   Cincinnati, OH  45202-3341
--------------------------------------------------------------------------------------------------------------------
Mazama Institutional Growth Fund   Pershing LLC                                        X              32.63%*
                                   P.O. Box 2052
                                   Jersey City, NJ 07303
--------------------------------------------------------------------------------------------------------------------

*May be deemed to control a Fund because it owned beneficially more than 25% of the outstanding shares as of April 3, 2009. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders.

As of April 3, 2009, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and each Fund.


FINANCIAL STATEMENTS


The Trust's financial statements for the fiscal year ended December 31, 2008, including the Report of Ernst & Young, independent registered public accounting firm, are included in the Trust's most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Report may be obtained free of charge by calling the Trust at 1.800.543.0407 or by writing Touchstone Institutional Funds Trust at P.O. Box 5354, Cincinnati, OH 45201-5354. You may also obtain the Annual or Semi-Annual Reports, as well as other information about the Trust from the EDGAR Database on the SEC's website at www.sec.gov.

APPENDIX A

                          SANDS CAPITAL MANAGEMENT, LLC
                       PROXY VOTING POLICY AND PROCEDURES
                       Implementation Date: November 2006

--------------------------------------------------------------------------------

ISSUE

Rule 206(4)-6 under the Advisers Act requires every investment advisor to adopt and implement written policies and procedures, reasonably designed to ensure that the advisor votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the advisor to provide a concise summary of the advisor's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the advisor disclose to clients how they may obtain information on how the advisor voted their proxies.

SCM votes proxies for a great majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

POLICY

It is the policy of SCM to vote client proxies in the best interest of our clients. Proxies are an asset of a client account, which should be treated by SCM with the same care, diligence, and loyalty as any asset belonging to a client. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client's cost.

PROCEDURES FOR SCM'S RECEIPT OF CLASS ACTIONS

The following procedures outline SCM's receipt of "Class Action" documents from clients and custodians. It is SCM's position not to file these "Class Action" documents, but if received will follow these guidelines:

      If "Class Action" documents are received by SCM from the CLIENT, SCM will gather, at the client's request, any requisite information it has and forward to the client, to enable the client to file the "Class Action" at the client's discretion. SCM will not file "Class Actions" on behalf of any client.

PROXY COMMITTEE

SCM has established a Proxy Committee. The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Compliance Operations Manager) and one or more rotating members (Fund Managers). The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Advisor's clients, including developing, authorizing, implementing and updating the Advisor's proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Advisor. The Proxy Committee typically reviews reports on the Advisor's proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser's Proxy Voting Guidelines (the "Guidelines"), a copy of which is attached hereto as Attachment C. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Advisor's evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES

These proxy voting procedures are designed to enable SCM to resolve material conflicts of interest with clients before voting their proxies.

      1. SCM shall maintain a list of all clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Director of Client Services or a designee who will obtain proxy voting information from client agreements.

            As part of the account opening procedure, The Director of Client Services will note whether or not SCM is responsible for voting client proxies for the new client.

      2. In cases where SCM has been designated to vote client proxies, we shall work with the client to ensure that SCM is the designated party to receive proxy voting materials from companies or intermediaries.

      3. The Director of Client Services shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

      4. Prior to a proxy voting deadline, the appropriate Research Analyst will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.

      5. SCM Staff Members will reasonably try to assess any material conflicts between SCM's interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

      6. So long as there are no material conflicts of interest identified, SCM will vote proxies according to the policy. SCM may also elect to abstain from voting if it deems such abstinence in its clients' best interests. The rationale for "abstain" votes will be documented and the documentation will be maintained in the permanent file.

      7. Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.

      8. SCM is not required to vote every client proxy and such should not necessarily be construed as a violation of SCM's fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client's best interest, such as when an advisor's analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.

      9. The Director of Client Services and the Research Analyst will report any attempts by SCM's personnel to influence the voting of client proxies in a manner that is inconsistent with SCM's Proxy Policy, as well as, any attempts by persons or entitles outside SCM seeking to influence the voting of client proxies. Such report shall be made to SCM's CCO, or if the CCO is the person attempting to influence the voting, then to SCM's CEO.

      10. All proxy votes will be recorded and the following information will be maintained:

            o     The name of the issuer of the fund security;

            o     The exchange ticker symbol of the fund security;

            o The Council on Uniform Securities Identification Procedures ("CUSIP") number for the fund security;

            o     The shareholder meeting date;

            o     The number of shares SCM is voting on firm-wide;

            o     A brief identification of the matter voted on;

            o Whether the matter was proposed by the issuer or by a security holder;

            o     Whether or not SCM cast its vote on the matter;

            o How SCM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

            o     Whether SCM cast its vote with or against management; and

            o     Whether any client requested an alternative vote of its proxy.

In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

CONFLICTS OF INTEREST

Although SCM has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

      o Conflict: SCM is retained by an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in SCM's client portfolios.

      o Conflict: SCM retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in SCM's client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

      o Conflict: SCM's Staff Members maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an SCM Staff Member may be a high-level executive of an issuer that is held in SCM's client portfolios. The spouse could attempt to influence SCM to vote in favor of management.

      o Conflict: SCM or a Staff Member(s) personally owns a significant number of an issuer's securities that are also held in SCM's client portfolios. For any number of reasons, a Staff Member(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Staff Member(s) could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

Resolution:

SCM realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services and/or the CCO of any material conflict that may impair SCM's ability to vote proxies in an objective manner. Upon such notification, the Director of Client Services and or the CCO will notify the Proxy Committee of the conflict.

In the event that the Proxy Committee determines that the SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is "material" to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Advisor's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Advisor may vote the proxy in accordance with the recommendation of the analyst.

In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, the Advisor may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Advisor will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

RECORDKEEPING

SCM must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. Director of Client Services will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:
-------------------------------------

o Any request, whether written (including e-mail) or oral, received by any Staff Member of SCM, must be promptly reported to the Director of Client Services. All written requests must be retained in the permanent file.

o The Director of Client Services will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

o Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:
------------------------------------------------------

o Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

      NOTE: SCM is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

Proxy voting records:
---------------------

o Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision.

o Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc. that were material in the basis for the decision.

DISCLOSURE

o SCM will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how SCM voted their securities.

PROXY SOLICITATION

As a matter of practice, it is SCM's policy to not reveal or disclose to any client how SCM may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Staff Member accept any remuneration in the solicitation of proxies. The Director of Client Services shall handle all responses to such solicitations.

RESPONSIBILITY

The Director of Client Services is responsible for overseeing and implementing this policy.

                                  ATTACHMENT C

                             PROXY VOTING GUIDELINES
                             -----------------------

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a fund company proxy statement in accordance with the position of the company's management, unless SCM determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in SCM's judgment, it would not be in the best interests of the client to do so.

                            I. THE BOARD OF DIRECTORS

A.    VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, and may consider the following factors:

      o     Long-term corporate performance record relative to a market index;

      o     Composition of board and key board committees;

      o     Corporate governance provisions and takeover activity;

      o     Board decisions regarding executive pay;

      o     Director compensation;

B.    DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

C.  VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, and may consider the following factors:

      o long-term financial performance of the target company relative to its industry;

      o     management's track record;

      o     background to the proxy contest;

      o     qualifications of director nominees (both slates);

      o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

      o     stock ownership positions.

D.    SIZE OF THE BOARD

Proposals to limit the size of the Board should be evaluated on a CASE-BY-CASE basis.

                                  II. AUDITORS

RATIFYING AUDITORS

We generally vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                           III. PROXY CONTEST DEFENSES

CUMULATIVE VOTING

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.

                            IV. ANTI-TAKEOVER ISSUES

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients' interests as shareholders. Anti-takeover issues include the following:

A.    POISON PILLS

The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

B.    FAIR PRICE PROVISIONS

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.    GREENMAIL

Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.    SUPERSTOCK

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which "could be issued in a private placement with one or more institutional investors" and "could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock...." The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on case-by-case basis proposals that would authorize the creation of new classes of "superstock".

E.    SUPERMAJORITY RULES

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

      1.    SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

      2.    SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR
            BYLAWS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.    BOARD CLASSIFICATION

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "staggered board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and elect all directors annually.

                      V. MISCELLANEOUS GOVERNANCE PROVISION

BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In this case where items are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

                              VI. CAPITAL STRUCTURE

A.    COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

B.    DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

                    VII. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

                          VIII. STATE OF INCORPORATION

A.    VOTING ON STATE TAKEOVER STATUTES

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B.    VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                    IX. MERGERS AND CORPORATE RESTRUCTURINGS

A.    MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

B.    CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.

C.    SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis.

D.    CHANGING CORPORATE NAME

We generally vote FOR changing the corporate name.

                       X. SOCIAL AND ENVIRONMENTAL ISSUES

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a Fund company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

      o Ecological issues, including toxic hazards and pollution of the air and water;

      o Employment practices, such as the hiring of women and minority groups;

      o     Product quality and safety;

      o     Advertising practices;

      o Animal rights, including testing, experimentation and factory farming;

      o     Military and nuclear issues; and

      o International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a CASE-BY-CASE basis proposals regarding social or environmental issues.

                             JS ASSET MANAGEMENT LLC
                       PROXY VOTING POLICY AND PROCEDURES


The procedures for receipt and voting of proxies by JS Asset Management LLC are as follows:

1. The client notifies their custodian bank to forward all proxies for their account with JS Asset Management to the following address:

                   RiskMetrics Group
                   VAS / 2729 / JS Asset Management
                   2099 Gaither Road, Suite 501
                   Rockville, MD  20850-4045

2. JS Asset Management tracks the client portfolio(s) to ensure current listing of all securities held.

3. JS Asset Management tracks the shareholder meeting dates to ensure that all proxies are voted in a timely manner. Any discrepancies with the custodian bank over number of shares entitled to vote as of the record date are reconciled. RiskMetrics Group contacts the appropriate custodian or proxy distribution agent if no share positions are reported via ADP or if no proxy cards are received.

4. JS Asset Management reviews the RiskMetrics analyses of the proxy issues thoroughly and then communicates its voting position to RiskMetrics electronically. RiskMetrics then executes the votes.

5. If a material conflict is present, JS Asset Management will follow the recommendation of RiskMetrics and will vote those shares accordingly.

6. JS Asset Management records and cross references all proxies to ensure they are received and voted.

7. At the client's request, JS Asset Management provides a report summarizing securities voted and the positions taken.

8. Copies of proxy statements are available from the SEC's Electronic Data Gathering, Analysis and Retrieval (EDGAR) system.

9. JS Asset Management's Proxy Policy is reviewed annually by the firm's Proxy Committee. The members of this committee are CIO John Schneider, CCO Katina Kushner and Proxy Administrator Brian McCafferty.

SUMMARY:

The Proxy Policy contains guidelines for reviewing all proxy proposals in a way that is consistent and that facilitates voting solely in the interests of plan participants and beneficiaries, and for the exclusive purpose of providing economic benefits to them. These guidelines provide a general framework for voting recurring proposals while unique proposals are reviewed case-by-case.

In general, JS Asset Management votes "FOR" those proposals that more closely link the fortunes of employees and management to the performance of the corporation's stock and/or aid in accountability to shareholders (plan participants and beneficiaries). Proxy proposals that serve to entrench management or reduce management's accountability to shareholders are typically voted "AGAINST."

                         MAZAMA CAPITAL MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES


POLICY

Mazama Capital Management, Inc. ("Mazama"), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

      GUIDING PRINCIPLES

      Proxy voting procedures must adhere to the following broad principles:

      1. Voting rights have economic value and must be treated accordingly. This means the fiduciary (Mazama) has a duty to vote proxies in those cases where fiduciary responsibility has been delegated to Mazama.

      2. Fiduciaries must maintain documented voting policies or guidelines to govern proxy voting decisions.

      3.    Fiduciaries should keep records of proxy voting.

      PROXY ADMINISTRATION

      The Chief Compliance Officer ("CCO") has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures. The Research Assistant is also responsible for voting ballots for clients that have provided Mazama with voting authority. As necessary the Research Assistant will consult with Investment Team members to determine our firm's positions on major corporate issues and other issues as they appear on ballots.

      Mazama takes an active role in voting proxies on behalf of all accounts for which the firm has been hired as investment manager, unless proxy voting responsibility has been retained by the client. Generally, routine proxies will be voted with management as indicated on the proxy.

      Mazama has retained Glass Lewis ("GL"), an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. GL provides administrative assistance to the proxy voting process by electronically executing the votes while allowing Mazama to retain voting authority.

      VOTING POLICIES

      All proxy materials received on behalf of clients are forwarded to Glass Lewis (GL).

      1. Absent material conflicts, the CCO will determine how Mazama should vote the proxy in accordance with applicable voting guidelines.

      2. Proxy ballots for securities no longer held in client accounts will not be voted.

      Mazama generally votes in favor of routine issues. Such issues may include but are not limited to:

      1.    Elect directors

      2.    Appoint auditors

      3.    Eliminate preemptive rights

      4.    Increase authorized shares issued

      With regard to non-routine issues, Mazama considers many things including, but not limited to:

      1.    Management's recommendation;

      2.    The recommendation of GL; and

      3.    Mazama's assessment as to what is best for shareholders

      With regard to issues which are often included in proxies, Mazama believes as follows:

      EXECUTIVE COMPENSATION

      Mazama's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by case basis, Mazama generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We generally oppose plans that give a company the ability to re-price options.

      ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES

      Mazama generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Mazama strongly favors having only independent board members in all sub-committees (compensation, nominating, audit, etc.) and may vote against certain board members if they are affiliated with the company and also members of the sub-committees. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

      SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

      Mazama generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations and have not been adequately addressed by management.

      PROCEDURE

      Mazama has adopted procedures to implement the firm's policy and reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

      VOTING PROCEDURES

      1. All employees will forward any proxy materials received on behalf of clients to the CCO;

      2. The CCO will determine which client accounts hold the security to which the proxy relates;

      3. Absent material conflicts, the CCO will determine how Mazama should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

      DISCLOSURE

      1.    Mazama will provide conspicuously displayed information in its ADV
            Part II summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Mazama voted a client's proxies, and that clients may request a copy of these policies and procedures.

      2. The Chief Compliance Officer ("CCO") will also send a copy of this summary to all existing clients who have previously received Mazama's ADV Part II; or the CCO may send each client the amended ADV Part II. Either mailing shall highlight the inclusion of information regarding proxy voting.

      CLIENT REQUESTS FOR INFORMATION

      1. All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO.

      2. In response to any request the CCO will generate written reports using the GL Viewpoint system, and as applicable will include the name of the issuer, the proposal voted upon, and how Mazama voted the client's proxy with respect to each proposal about which client inquired.

      CONFLICTS OF INTEREST

      1. Mazama will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Mazama with the issuer of each security to determine if Mazama or any of its employees has any financial, business or personal relationship with the issuer.

      2. If a material conflict of interest exists, CCO will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

      3. Mazama will maintain a record of the voting resolution of any conflict of interest.

      RECORDKEEPING

      The CCO shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

      1.    These policies and procedures and any amendments;

      2.    A record of each vote that Mazama casts;

      3. Any document Mazama created that was material to making a decision how to vote proxies, or that memorializes that decision;

      4. A copy of each written request from a client for information on how Mazama voted such client's proxies, and a copy of any written response.

1

PART C.   OTHER INFORMATION

Item 23. Exhibits

(a)(1) Registrant's Agreement and Declaration of Trust dated May 30, 2002 is herein incorporated by reference to Exhibit (a) of Registrant's Initial Registration Statement on Form N-1A filed with the SEC on September 26, 2002.

(a)(2) Certificate of Amendment to the Agreement and Declaration of Trust dated December 27, 2002, is herein incorporated by reference to Exhibit
         (a)(2) of Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed with the SEC on December 31, 2002.

(a)(3) Certificate of Amendment to Agreement and Declaration of Trust dated September 16, 2005, is herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A filed with the SEC on May 1, 2006.


(a)(4) Certificate of Amendment to Agreement and Declaration of Trust dated September 12, 2007, is filed herewith.


(b) Amended Bylaws dated June 3, 2005, are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A filed with the SEC on May 1, 2006.

(c)      Not applicable.

(d)(1) Management Agreement with Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed with the SEC on January 30, 2008.


(d)(2) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Sands Capital Management, LLC is filed herewith.

(d)(3) Sub-Advisory Agreement between Touchstone Advisors, Inc. and JS Asset Management, LLC is filed herewith.


(d)(4) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Mazama Capital Management, Inc. is herein incorporated by reference to Exhibit
         (d)(4) of Post- Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed with the SEC on January 30, 2008.

(e) Form of Distribution Agreement with Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A filed with the SEC on May 1, 2006.

(f)      Touchstone Trustee Deferred Compensation Plan is filed herewith.

(g)(1) Custodian Agreement with Brown Brothers Harriman & Co. dated February 25, 2008 is herein incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed with the SEC on May 1, 2008.

(h)(1) Transfer Agency Agreement with JPMorgan Chase Bank N.A. is herein incorporated by reference to Exhibit (h)(1) of Post- Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed with the SEC on May 1, 2008.

(h)(2) Addendum to Transfer Agency Agreement with JPMorgan Chase Bank N.A. is herein incorporated by reference to Exhibit (h)(2) of Post- Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed with the SEC on May 1, 2008.

(h)(3) Amended Sub-Administration Agreement between Touchstone Advisors, Inc. and JPMorgan Chase Bank N.A., dated September 17, 2007, is herein incorporated by reference to Exhibit (h)(4) of Post- Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed with the SEC on May 1, 2008.

(h)(4) Addendum to Amended Sub-Administration Agreement between Touchstone Advisors, Inc. and JPMorgan Chase Bank N.A., is herein incorporated by reference to Exhibit (h)(5) of Post- Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed with the SEC on May 1, 2008.

(h)(5) Compliance Services Agreement with JPMorgan Chase Bank N.A. is herein incorporated by reference to Exhibit (h)(6) of Post- Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed with the SEC on May 1, 2008.

(h)(6) Fidelity Bond Allocation Agreement dated April 1, 2009, is filed herewith.

(h)(7)   Expense Limitation Agreement Dated January 1, 2009 is filed herewith.

(i) Opinion and Consent of Counsel is herein incorporated by reference to Exhibit (i) of Post- Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed with the SEC on May 1, 2008.


(j)      Consent of Independent Accountant is filed herewith.

(k)      Not applicable.

(l)      Not applicable.

(m)      Not applicable.

(n)      Not applicable.

(o)      RESERVED

(p)(1) Code of Ethics for the Registrant, Touchstone Advisors, Inc. and Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (p)(1) of Post- Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed with the SEC on May 1, 2008.

(p)(2)   Code of Ethics for Sands Capital Management, LLC is filed herewith.

(p)(3)   Code of Ethics for JS Asset Management, LLC is filed herewith.


(p)(4) Code of Ethics for Mazama Capital Management, Inc. is herein incorporated by reference to Exhibit (p)(6) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed with the SEC on January 30, 2008.

(q)(1) Powers of Attorney for Jill T. McGruder, Philip R. Cox, Donald C. Siekmann and Robert E. Stautberg are herein incorporated by reference to Exhibit (POA) of Post- Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A filed with the SEC on May 1, 2006.


(q)(2) Powers of Attorney for H. Jerome Lerner and John P. Zanotti are herein incorporated by reference to Exhibit (POA) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed with the SEC on March 2, 2007.


Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None.

Item 25. INDEMNIFICATION

Article VII of the Agreement and Declaration of Trust indemnifies the Trustees for any act, omission or obligation of the Trust. A Trustee shall not be personally liable for monetary damages or for breach of fiduciary duty as a trustee except in cases in which (i) the Trustee breaches the duty of loyalty to the Trust or its Shareholders, (ii) an act or omission not in good faith or that involves intentional misconduct or a knowing violation of law, (iii) the Trustee derived an improper personal benefit. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Adviser or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Trust shall indemnify each Person who is, or has been, a Trustee, a trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust's request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws.

Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

Article XI of the By-Laws of the Trust provides that every agent shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and reasonable expenses incurred or paid by him unless he is found liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Management Agreement and Sub-Advisory Agreements provide that the Manager or Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reckless disregard of its obligations and duties hereunder.

The Distribution Agreement provides that the Distributor will indemnify and hold harmless the Trust and each of its Trustees and officers against any loss, liability, damages, claim or expense unless such loss is by reason of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of duties.

Item 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISORS

      A. TOUCHSTONE ADVISORS, INC. (the "Advisor") is a registered investment adviser that provides investment management services to the Trust. The Advisor also serves as the investment adviser to Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust and Touchstone Investment Trust, registered investment companies.

The following list sets forth the business and other connections of the directors and executive officers of the Advisor. Unless otherwise noted, the address of the corporations listed below is 303 Broadway, Cincinnati, Ohio 45202. *The address is 400 Broadway, Cincinnati, Ohio 45202.


(1)   Jill T. McGruder - CEO and Director Touchstone Advisors, Inc.

      (a)   President and Chief Executive Officer-IFS Financial Services, Inc.

      (b)   President and Chief Executive Officer-Integrity Life Insurance Co.

      (c) President and Chief Executive Officer, National Integrity Life Insurance Co.

      (d)   Senior Vice President-Western & Southern Financial Group*

      (e)   Senior Vice President-W&S Brokerage Services, Inc.*

      (f)   President - IFS Fund Distributors, Inc.

      (g) Director - Western & Southern Financial Group*, Capital Analysts, Inc., IFS Financial Services, Inc., IFS Fund Distributors, Inc., Integrity Life Insurance Co., National Integrity Life Insurance Company, Touchstone Securities, Inc., Western & Southern Financial Group Distributors, Inc.*, LaRosa's, Inc., W&S Brokerage Services, Inc.*

(2)   Brian E. Hirsch -Chief Compliance Officer-Touchstone Advisors, Inc.

      (a)   Senior Vice President-IFS Financial Services, Inc.

      (b)   Vice President & Chief Compliance Officer-Touchstone Fund Complex

      (c)   Chief Compliance Officer-W&S Brokerage Services, Inc.

      (d)   Senior Vice President-IFS Fund Distributors, Inc.

(3)   Donald J. Wuebbling - Director -Touchstone Advisors, Inc.

      (a) Director- Touchstone Securities, Inc., W&S Financial Group Distributors, Inc.*, Insurance Profillment Solutions, LLC.*, Capital Analysts Inc., Integrity Life Insurance Company,* National Integrity Life Insurance Company,* WestAd Inc*, Server Vault Corp.*, Todd Investment Advisors, Inc.*, Eagle Realty Group, LLC.*, IFS Financial Services, Inc., Western & Southern Agency, Inc.*, Fort Washington Investment Advisors, Inc., W&S Brokerage Services, Inc.*, Western & Southern Agency Services, Inc.*

      (b) Senior Vice President and General Counsel-Western & Southern Life Insurance Company

      (c) Senior Vice President -W&S Brokerage Services, Inc.*, Columbus Life Insurance Co.*

      (d) Secretary - Eagle Realty Group, LLC.*, IFS Financial Services, Inc., Western & Southern Agency, Inc.*, Fort Washington Investment Advisors, Inc., Columbus Life Insurance Co.*, Western & Southern Agency Services, Inc.*

(4)   Richard K. Taulbee-Vice President-Touchstone Advisors, Inc.

      (a) Vice President-Capital Analysts, Inc., Eagle Realty Group, LLC.*, Eagle Realty Investments*, IFS Financial Services, Inc., IFS Fund Distributors, Inc., Integrity Life Insurance Company, National Integrity Life Insurance Company, Western & Southern Life Insurance Company*, Touchstone Securities, Inc., WestAd, Inc.*, W&S Brokerage Services, Inc.*, W&S Financial Group Distributors, Inc.*, Western & Southern Agency Service, Inc.*, Western & Southern Agency, Inc.*

(5)   James J. Vance-Vice President & Treasurer-Touchstone Advisors, Inc.

      (a) Vice President & Treasurer-Western & Southern Life Insurance Company*, Fort Washington Investment Advisors, Inc., IFS Financial Services, Inc., W&S Financial Group Distributors, Inc.*, Touchstone Securities, Inc., Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Integrity Life Insurance Company, National Integrity Life Insurance Company, WestAd Inc.*

      (b) Treasurer-W&S Brokerage Services, Inc.*, Fort Washington Capital Partners, LLC, Insurance Profillment Solutions*, Tristate Ventures, LLC.*, Capital Analysts, Inc.

(6)   Terrie A. Wiedenheft - Chief Financial Officer-Touchstone Advisors, Inc.

      (a) Senior Vice President and Chief Financial Officer- W&S Brokerage Services, Inc.*, IFS Financial Services, IFS Fund Distributors, Inc.

      (b) Treasurer & Controller-Touchstone Fund Complex

      (c) Treasurer of IFS Fund Distributors, Inc.

      (d) Senior Vice President- Fort Washington Investment Advisors, Inc.

      (e) Chief Financial Officer-Touchstone Securities, Inc.

(7) James N. Clark - Director-Touchstone Advisors, Inc.

      (a) Vice President, Director and Secretary-Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, Western & Southern Life Assurance Company*, Western-Southern Life Assurance Company.*

      (b) Director and Secretary-WestAd, Inc.*

      (c) Director-Columbus Life Insurance Company*, Eagle Realty Group, LLC.*, Eagle Realty Investments, Inc.*, Touchstone Securities, Inc., W&S Financial Group Distributors, Inc.*, Capital Analysts, Inc., IFS Financial Services, Western & Southern Agency Services, Inc.*, Lafayette Life Insurance Company*, Western & Southern Agency, Inc.*

(8)   William A. Dent-Senior Vice President -Touchstone Advisors, Inc.

      (a) Vice President-Touchstone Fund Complex

(9) Gregory A. Harris-Vice President Fund Administration -Touchstone Advisors, Inc.

      (a) Vice President -Touchstone Fund Complex

(10)  Jeffrey K. Ringdahl-Vice President-Touchstone Advisors, Inc.

(11)  Rhonda S. Malone-Secretary-Touchstone Advisors, Inc.

      (a) Secretary-Touchstone Securities, Inc., W&S Brokerage Services, Inc.*, W&S Financial Group Distributors, Inc.*, IFS Fund Distributors, Inc.

      (b) Associate Counsel - Securities-Western & Southern Financial Group,
      Inc.*

      B. SANDS CAPITAL MANAGEMENT, LLC ("Sands Capital") is a registered advisor providing sub-advisory services to the Sands Capital Institutional Growth Fund. The address of Sands Capital is 1101 Wilson Blvd., Suite 2300, Arlington, VA 22209. No director, officer or partner of Sands Capital has been engaged in any other business or profession of a substantial nature during the past two fiscal years.


      C. JS ASSET MANAGEMENT, LLC ("JSAM") is a registered advisor providing sub-advisory services to the JSAM Institutional Large Cap Value Fund and the JSAM Institutional Value Fund. The address of JSAM is One Tower Bridge, 100 Front Street, West Conshohocken Pennsylvania 19428. No director, officer or partner of JSAM has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

      D. MAZAMA CAPITAL MANAGEMENT, INC. ("Mazama") is a registered advisor providing sub-advisory services to the Mazama Institutional Growth Fund. The address of Mazama is One Southwest Columbia Street, Suite 1500, Portland, OR 97258. Except as stated below, no director, officer or partner of Mazama has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

            (1) Helen McDonald Degener, Director

                  (a) Vice President and Portfolio Manger at The Mathes Company, 230 Park Ave., 33rd Floor, New York, NY 10169.

Item 27. PRINCIPAL UNDERWRITER


      (a) Touchstone Securities, Inc. also acts as underwriter for Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust and Touchstone Strategic Trust.

      (b) The following are the directors and officers of the underwriter. Unless otherwise noted, the address of the persons named below is 303 Broadway, Cincinnati, Ohio 45202. *The address is 400 Broadway, Cincinnati, Ohio 45202.

                                     POSITION                 POSITION
                                     WITH                     WITH
          NAME                       UNDERWRITER              REGISTRANT
          ----                       -----------              ----------
          Jill T. McGruder           Director                 Trustee/President

          James N. Clark*            Director                 None

          Donald J. Wuebbling*       Director                 None

          Patricia J. Wilson         Chief Compliance         None
                                     Officer

          Richard K. Taulbee*        Vice President           None

          James J. Vance*            Treasurer                None

          Terrie A. Wiedenheft       Chief Financial          Controller/
                                     Officer                  Treasurer

          Rhonda S. Malone           Secretary                None


      (c) None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained as follows:

      (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b);(3); (6);
(8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:

         Brown Brothers Harriman & Co.
         40 Water Street
         Boston, Massachusetts 02109

      (b) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D);(4);
(5);(6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant's Administrator and Sub-Administrator

         Touchstone Advisors, Inc. (Administrator)
         303 Broadway, Suite 1100
         Cincinnati, Ohio 45202

         JPMorgan (Sub-Administrator)
         303 Broadway, Suite 900
         Cincinnati, Ohio 45202

      (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Advisers:

         Touchstone Advisors, Inc.
         303 Broadway, Suite 1100
         Cincinnati, Ohio 45202


         Sands Capital Management LLC
         1101 Wilson Boulevard, Suite 2300
         Arlington, VA 22209


         JS Asset Management, LLC
         1 Tower Bridge, 100 Front Street, Suite 501
         West Conshohocken, PA  19428

         Mazama Capital Management, Inc.
         One SW Columbia Street, Suite 1500
         Portland, OR 97258

Item 29. MANAGEMENT SERVICES NOT DISCUSSED IN PART A OR PART B

None.

Item 30. UNDERTAKINGS

None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati, State of Ohio on the 30th day of April, 2009.


                                        TOUCHSTONE INSTITUTIONAL FUNDS TRUST

                                        /s/ Jill T. McGruder
                                        --------------------
                                        By: Jill T. McGruder, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Jill T. McGruder                Trustee & President        April 30, 2009
--------------------
JILL T. MCGRUDER

/s/ Terrie A. Wiedenheft            Controller & Treasurer     April 30, 2009
------------------------
TERRIE A. WIEDENHEFT

*PHILLIP R. COX                     Trustee

*DONALD C. SIEKMANN                 Trustee

*ROBERT E. STAUTBERG                Trustee

*H. JEROME LERNER                   Trustee

*JOHN P. ZANOTTI                    Trustee


By: /s/ Jay S. Fitton                                          April 30, 2009
---------------------
Jay S. Fitton
* Attorney-in-fact

EXHIBIT INDEX


(a)(4) Certificate of Amendment to Agreement and Declaration of Trust dated September 12, 2007, is filed herewith.

(d)(2) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Sands Capital Management, LLC is filed herewith.

(d)(3) Sub-Advisory Agreement between Touchstone Advisors, Inc. and JS Asset Management, LLC is filed herewith.

(f)      Touchstone Trustee Deferred Compensation Plan is filed herewith.

(h)(6) Fidelity Bond Allocation Agreement dated April 1, 2009, is filed herewith.

(h)(7)   Expense Limitation Agreement Dated January 1, 2009 is filed herewith.

(j)      Consent of Independent Accountant is filed herewith.

(p)(2)   Code of Ethics for Sands Capital Management, LLC is filed herewith.

(p)(3)   Code of Ethics for JS Asset Management, LLC is filed herewith.



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